UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12
Pinterest, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY—SUBJECT TO COMPLETION

Our mission

PUT
Pinners
FIRST

AIM FOR
EXTRAORDINARY

CReATe
BELONGING

ACT
as
ONE

WIN
OR
Learn

Our core values

Our core values bring Pinterest to life

Because we aim to achieve our ambitious goal of inspiring the world, our everyday work is grounded in core values that reflect the beliefs and principles we cherish most. This includes doing right by our users, making big bets and taking smart risks, maintaining a high standard of excellence and innovation, collaborating closely, and creating a culture of belonging.

Letter from the CEO

Dear fellow stockholders:
We have driven significant business transformation over the last 2.5 years—and our 2024 results demonstrate that our strategy is working. Our global users are at a record high, surpassing 550 million MAUs, and we more than doubled our full year revenue growth rate from 9% in 2023 to 19% in 2024. At the same time, we delivered $1.9 billion in net income and over one billion dollars in adjusted EBITDA, a roughly 50% increase, as we continue to drive profitable growth.
Fueling these results is our steadfast commitment to our mission to bring everyone the inspiration to create a life they love. This mission is rooted in positivity, which we believe is Pinterest’s unique superpower in the world of social media and e-commerce. As online content has become increasingly divisive and often harmful, Pinterest is increasingly standing out as the oasis for those seeking inspiration, action and joy.
Meanwhile, we have broadened and deepened our investment in and use of AI, which is integrated into nearly every aspect of our user experience and advertising business. We leverage AI and our unique first party signal to deliver a more personalized and relevant experience for our users. AI powers our recently launched lower funnel ad product suite, automating campaigns for advertisers, driving down costs, and ultimately delivering strong performance; while teams across Pinterest, from engineers to project managers, use AI to improve quality and productivity.
Our mission and strategy, combined with a strong focus on execution, has made our platform more actionable and shoppable than ever before. People are coming to Pinterest more often and engaging more deeply, and advertisers are seeing results.
We remain committed to our priorities around environmental, social and governance ("ESG") with oversight from the Board's Nominating and Corporate Governance Committee. With increasing concern about the impact of technology on youth mental health, we continue to prioritize user well-being. We exceeded our first-year commitments to the Inspired Internet Pledge—a call to action for tech companies and the broader industry to come together to make the internet a safer and healthier place for everyone. Through the Pinterest Impact Fund, we invested nearly $11 million in organizations around the world that are working to advance youth mental health, emotional wellbeing and community resilience. We further advanced the field by co-founding innovative partnerships, such as the Youth Mental Health Corps, to provide mental health resources and support to young people. Our next report on ESG matters, launching later this year, will provide additional information about our priorities and progress.
As we reflect on 2024, I am incredibly proud of the progress we have made and see even more growth, innovation and impact ahead. I’m grateful to all of our employees, users, partners and stockholders for their support. I can’t wait to see what we will achieve together in the years to come.
Sincerely,
Bill Ready
Chief Executive Officer

"As online content has become increasingly divisive and often harmful, Pinterest is increasingly standing out as the oasis for those seeking inspiration, action and joy."

Pinterest 2025 Proxy Statement	1

Performance highlights

Pinterest is a visual discovery platform at the intersection of search, social and commerce. It is where you find and do what you love. With Pinterest, you can discover useful and relevant ideas that inspire you to do and shop.

Pinterest began as a tool to help people collect the things they were passionate about online. But it soon became apparent that the real joy was getting inspired by what other people shared and applying that inspiration to your own lives.

Users began using the platform to answer everyday questions like "What should I cook?" and "What should I wear?" They also used it for epic goals like getting a tattoo or building motorcycles. Whatever the interest, people have told us that life gets a little bit better when they can use these ideas to make more of their moments.

Today, 553 million people come to the platform every month to explore and experience more than 500 billion ideas that have been saved. We're proud to help people discover and do what they love. And the really exciting part is that we are just getting started.

Our headquarters are in San Francisco, CA. We have over 4,500 employees across the globe, including in the United States, Ireland, Germany, United Kingdom, France, Brazil, Mexico, Japan, Canada, Spain, Italy, Singapore, Netherlands, Poland and Australia.

2	Pinterest 2025 Proxy Statement

Performance highlights

Business and strategic highlights

Overview of 2024 results Our key financial and operating results as of and for the year ended December 31, 2024, are as follows:
	Monthly active users (in millions)	Revenue (in millions)

498
553
266
307
135
145
97
101
2023
2024
U.S. & Canada
Europe
Rest of World

$3,646
$169
$593
$2,884
$3,055
$125
$483
$2,448
2023
2024
U.S. & Canada
Europe
Rest of World

Revenue $3,646M Global Monthly active users (“MAUs”)(1) 553M Average revenue per user ("ARPU")(2) $6.94 Net income $1,862M Adjusted EBITDA(3) $1,032M

	Net income (loss) (in millions)	Adjusted EBITDA (in millions)

Average revenue per user

(1)We define a monthly active user as an authenticated Pinterest user who visits our website, opens our mobile application or interacts with Pinterest through one of our browser or site extensions, such as the Save button, at least once during the 30-day period ending on the date of measurement. The number of MAUs does not include Shuffles users unless they would otherwise qualify as MAUs. We present MAUs based on the number of MAUs measured on the last day of the current period.
(2)We measure monetization of our platform through our average revenue per user metric. We define ARPU as our total revenue in a given geography during a period divided by average MAUs in that geography during the period. We calculate average MAUs based on the average of the number of MAUs measured on the last day of the current period and the last day prior to the beginning of the current period. We calculate ARPU by geography based on our estimate of the geography in which revenue-generating activities occur.
(3)We define Adjusted EBITDA, a non-GAAP measure, as net income (loss) adjusted to exclude depreciation and amortization expense, share-based compensation expense, payroll tax expense related to share-based compensation, interest income (expense), net, other income (expense), net, provision for (benefit from) income taxes, and certain other non-recurring or non-cash items impacting net income (loss) that we do not consider indicative of our ongoing business performance. See Appendix A to this Proxy Statement for information regarding non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

$6.44
$0.50
$3.73
$25.52
2023
$6.94
$0.59
$4.24
$29.15
2024
U.S. & Canada
Europe
Rest of World

Pinterest 2025 Proxy Statement	3

Note about our websites and reports and forward-looking statements:
Website references are provided in this Proxy Statement for convenience only. The content of any referenced websites or reports, including any other websites or reports referenced or discussed in this Proxy Statement, are not deemed to be part of, nor incorporated by reference into, this Proxy Statement. We assume no liability for the content contained on the referenced websites.
This Proxy Statement may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are subject to substantial risks and uncertainties and are based on estimates and assumptions as of filing. All statements other than statements of historical facts included in the Proxy Statement, including statements about the company’s goals, progress or expectations with respect to corporate responsibility, sustainability, corporate governance, executive compensation and other matters, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "believes," "estimates," "expects," "projects," "may," "will," "can," "could," "would," "might," "continue," "intends," "plans," "targets," "strategy," "goals," "objectives," "forecasts," "potential," "anticipates," or and similar expressions, or the negative of these terms, and similar expressions intended to identify forward-looking statements.
These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results or outcomes to differ materially from the forward-looking statements expressed or implied in this Proxy Statement. Such risks, uncertainties and other factors include those risks described in “Risk factors” and “Management’s discussion and analysis of financial condition and results of operations” in our most recent annual report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) and other subsequent documents we file with the SEC. The inclusion of information related to our corporate responsibility efforts is not an indication that such topics are material to the company, our investors or other stakeholders, or required to be disclosed in our filings, in each case under SEC reporting or any other laws or requirements that may apply to us.

4	Pinterest 2025 Proxy Statement

Notice of annual meeting
of stockholders
You are cordially invited to attend the 2025 annual meeting of stockholders ("annual meeting") on Thursday, May 22, 2025, at 8:00 a.m. Pacific Time, which we are holding exclusively online via live webcast at www.virtualshareholdermeeting.com/PINS2025. Whether or not you expect to attend the annual meeting, please vote, as instructed in these materials, as promptly as possible in order to ensure your representation at the annual meeting. Even if you have voted by proxy, you may still vote at the annual meeting by following the instructions under “Voting and annual meeting information.”

Voting items
Date and Time
Thursday, May 22, 2025, at 8:00 a.m. Pacific Time
Location
www.virtualshareholder meeting.com/PINS2025
Who Can Vote
Stockholders as of March 26, 2025 are entitled to vote
How to Vote
Internet
www.proxyvote.com
Phone
1-800-690-6903
Mail
Complete, sign and date the enclosed proxy card or voting instruction card and return it promptly in the envelope provided

Proposals		Board Vote Recommendation	For Further Details

1
To elect the four Class III nominees for director named in the accompanying Proxy Statement to hold office until the 2028 annual meeting of stockholders and until their successors have been duly elected and qualified, or until their office is otherwise vacated.
		“FOR” each director nominee	Page 10

2	To approve, on a non-binding advisory basis, the compensation of our named executive officers (“say-on-pay”).	“FOR”	Page 34

3	To ratify the audit and risk committee’s selection of Ernst & Young LLP as the company’s independent registered public accounting firm for fiscal year 2025.	“FOR”	Page 58

4	To approve an amendment to our Amended and Restated Certificate of Incorporation to provide for officer exculpation as permitted by Delaware law.	“FOR”	Page 62

We will also conduct any other business properly brought before the annual meeting.
These proposals, as well as instructions for accessing the virtual annual meeting, are more fully described in the accompanying Proxy Statement. The record date for the annual meeting is March 26, 2025. Only stockholders of record at the close of business on that date may vote at the annual meeting or any adjournment thereof. We expect to begin mailing a notice of internet availability of proxy materials on or about April __, 2025, to all stockholders of record entitled to vote at the annual meeting.
By Order of the Board of Directors
Wanji Walcott
Chief Legal & Business Affairs Officer and Corporate Secretary
San Francisco, California
April __, 2025
Important notice regarding the availability of proxy materials for Pinterest’s 2025 annual meeting of stockholders: The notice, proxy statement and annual report are available at www.proxyvote.com.

Pinterest 2025 Proxy Statement	5

Proxy summary
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.
2025 annual meeting of stockholders

Date and Time To Be Held Online at 8:00 a.m. Pacific Time on Thursday, May 22, 2025	Location www.virtualshareholdermeeting.com/PINS2025

This Proxy Statement is furnished in connection with the solicitation of your proxy by our board of directors (‘‘board’’) to vote at the 2025 annual meeting of stockholders (‘‘annual meeting’’), including at any adjournments or postponements of the annual meeting. This Proxy Statement contains information to be voted on at the annual meeting and certain other information required by Securities and Exchange Commission (‘‘SEC’’) rules. In accordance with SEC rules, we are making our proxy materials available at www.proxyvote.com with an option to request a printed set be mailed to you. We expect to begin mailing a notice of internet availability of proxy materials on or about April __, 2025, to all stockholders of record entitled to vote at the annual meeting. This notice contains instructions for viewing the proxy materials and voting online and requesting a printed set of proxy materials.
You are cordially invited to attend the annual meeting on Thursday, May 22, 2025 at 8:00 a.m. Pacific Time, which we are holding exclusively online via live webcast at www.virtualshareholdermeeting.com/PINS2025. Whether or not you expect to attend the annual meeting, please vote, as instructed in these materials, as promptly as possible in order to ensure your representation at the annual meeting. Even if you have voted by proxy, you may still vote at the virtual annual meeting by following the instructions under ‘‘Voting and annual meeting information’’.

Agenda

Proposals		Board Vote Recommendation	For Further Details

1
To elect the four Class III nominees for director named in the accompanying Proxy Statement to hold office until the 2028 annual meeting of stockholders and until their respective successors have been duly elected and qualified, or until their office is otherwise vacated.
		“FOR” each director nominee	Page 10

2	To approve, on a non-binding advisory basis, the compensation of our named executive officers (“say-on-pay”).	“FOR”	Page 34

3	To ratify the audit and risk committee’s selection of Ernst & Young LLP as the company’s independent registered public accounting firm for fiscal year 2025.	“FOR”	Page 58

4	To approve an amendment to our Amended and Restated Certificate of Incorporation to provide for officer exculpation as permitted by Delaware law.	“FOR”	Page 62

6	Pinterest 2025 Proxy Statement

Proxy summary
Our board of directors
The following table provides summary information about each of our continuing directors, including the four nominees for election at the annual meeting.

Name	Principal Occupation	Age	Director Since	Independent	Committee Memberships
Leslie Kilgore	Former Chief Marketing Officer, Netflix	59	2019	Yes	Compensation Committee (chair)*
Bill Ready	Chief Executive Officer, Pinterest	45	2022	No	None
Benjamin Silbermann Non-Executive Chair	Co-Founder and non-Executive Chair, Pinterest	42	2008	No	None
Salaam Coleman Smith	Former EVP, ABC Family	55	2020	Yes	Audit Committee** Governance Committee***
Chip Bergh	Former President & CEO, Levi Strauss & Co.	67	2024	Yes	Compensation Committee Governance Committee
Jeremy Levine	Partner, Bessemer Venture Partners	51	2011	Yes	Governance Committee (chair)
Gokul Rajaram	Former Corporate Development and Strategy Lead, DoorDash	50	2020	Yes	Compensation Committee
Marc Steinberg	Partner, Elliott Management Corporation	35	2022	Yes	Audit Committee
Fredric Reynolds	Former EVP & CFO, CBS Corporation	74	2017	Yes	Audit Committee
Scott Schenkel	Chief Financial Officer, Expedia	57	2023	Yes	Audit Committee (chair)
Andrea Wishom Lead Independent Director	President, Skywalker Holdings	55	2020	Yes	Compensation Committee
*    Our talent development and compensation committee is referred to as "compensation committee" throughout this Proxy Statement.
**    Our audit and risk committee is referred to as “audit committee” throughout this Proxy Statement.
***    Our nominating and corporate governance committee is referred to as “governance committee” throughout this Proxy Statement.

Pinterest 2025 Proxy Statement	7

Proxy summary
Board snapshot
The following charts reflect the age, independence, tenure, gender and race/ethnicity of the members of our board continuing in office following the annual meeting, assuming the election of all nominees:

Age	Independence	Tenure	Gender	Race/Ethnicity

Skills and experience

	Chip Bergh	Leslie Kilgore	Jeremy Levine	Gokul Rajaram	Bill Ready	Frederic Reynolds	Scott Schenkel	Ben Silbermann	Salaam Coleman Smith	Marc Steinberg	Andrea Wishom
Governance	●	●	●	●	●	●	●		●	●	●
Management	●	●		●	●	●	●	●	●		●
Technology or Cybersecurity		●	●	●	●	●	●	●		●
Finance	●	●	●			●	●		●	●	●
Sales and marketing	●	●				●			●		●
Global companies	●	●	●	●	●	●	●	●	●		●
Media & content		●		●		●		●	●	●	●
E-commerce	●	●	●	●	●		●		●	●
Other public company board	●	●	●	●	●	●	●		●	●	●
Public company CEO	●				●		●	●
For more information about our board members, see page 11 of this Proxy Statement.

8	Pinterest 2025 Proxy Statement

Proxy summary
Corporate governance highlights
Our corporate governance practices are designed to promote the long-term interests of our stockholders, strengthen board and management accountability and foster responsible decision-making. The following table summarizes our corporate governance policies and practices.

   lead independent director
   board chair and CEO roles held by two different people
   fully independent board committees
   diverse board in terms of skills, independence, gender, race/ethnicity regular board refreshment with 7 new directors since 2019
    board service limited to no more than 5 public companies, including the Pinterest board annual self-evaluation of the full board
    regular review of board succession planning
    minimum stock ownership requirement
    director resignation policy
    director retirement expectation
    proxy access for qualifying stockholders
   stockholder engagement

For more information about our corporate governance practices, see page 23 of this Proxy Statement.
Executive compensation highlights
We endeavor to maintain sound governance standards through the administration of our executive compensation program. The following tables summarize our compensation governance policies and practices.

What we do
    fully independent compensation committee
    independent compensation consultant to the compensation committee annual review of the compensation program, best practices and market trends majority of executive compensation tied to stockholder value creation annual review of succession plans for key officers
    “double trigger” termination required for vesting in equity in connection with change in control annual stockholder non-binding advisory vote on our compensation program (say-on-pay)
    clawback policy in the event of a financial restatement or misconduct minimum stock ownership requirement

What we don’t do
pension and executive retirement plans significant perquisites to executive officers supplemental executive benefits “single trigger” vesting in equity upon change in control	employee or director hedging or pledging of our equity securities tax "gross-ups" on change in control payments dividends or equivalents on unvested equity awards

For more information about our executive compensation practices and policies, see page 35 of this Proxy Statement.

Pinterest 2025 Proxy Statement	9

Election of directors

Proposal 1 Election of directors

Our board is comprised of eleven members. In accordance with our amended and restated certificate of incorporation (our "certificate of incorporation"), our board is divided into three staggered classes of directors. At the annual meeting, four Class III directors will stand for election for a three-year term (through the 2028 annual meeting of stockholders). Each director’s term continues until the election and qualification of their respective successor or until their office is otherwise vacated.
Each of the nominees standing for election at the annual meeting currently serves as a director. Three of the four director nominees, Leslie Kilgore, Benjamin Silbermann, and Salaam Coleman Smith, were most recently elected by our stockholders at the 2022 annual meeting of stockholders. In June 2022, our board appointed Bill Ready as a Class III director when he became our Chief Executive Officer.
Upon recommendation by our governance committee, the board has nominated each of them for election for a term of three years (through the 2028 annual meeting of stockholders) and until their respective successors have been duly elected and qualified, or until their office is otherwise vacated.

The board recommends a vote FOR each director nominee

10	Pinterest 2025 Proxy Statement

Election of directors
Our board of directors
Board composition
Our continuing board is composed of a diverse group of individuals, with a broad range of backgrounds, experience and skills relevant to our company. We believe that this provides us with a diverse range of perspectives and judgment necessary to guide our strategies and monitor their execution. Many of the directors have senior leadership experience at major U.S. and international companies. In these positions, they have also gained experience in areas such as management, financial planning, public company governance, sales and marketing, media and content, e-commerce, cyber security and international business. Many of our directors have experience serving on boards and board committees of other public companies and have an understanding of corporate governance practices and trends and different business processes, challenges and strategies. Further, our directors also have other experience that makes them valuable members of the board, including experience in established or growing technology companies.

Age	Independence	Tenure	Gender	Race/Ethnicity

Pinterest 2025 Proxy Statement	11

Election of directors
Board experience and expertise
The following reflects the experience and expertise of the members of our board, assuming the election of all nominees:

Governance Governance experience supports our emphasis on strong board and management accountability, transparency, protection of stockholder interests and long-term value creation.	Management Leadership and management experience enables our board to provide advice, guidance and assess the performance of our own management and workforce.
Technology or Cyber Security
Experience in the technology sector is valuable to effectively oversee and understand our product strategy, and expertise in cybersecurity/privacy matters helps our board oversee these risks.

Finance
Financial expertise provides our board with the financial acumen necessary to inform its oversight of our financial performance and reporting, internal controls and long-term strategic planning.

10 Directors	9 Directors	8 Directors	8 Directors

Sales & Marketing Experience in sales and marketing enables the directors to provide valuable advice and oversight over our ads business, sales and marketing activities and growth strategy.	Global Experience leading large, global companies and teams helps the directors to advise us on our international growth and expansion.	Media & Content Experience in the media industry and/or with content focused companies enables directors to meaningfully oversee long term strategy on content.	E-commerce Experience with e-commerce supports us in developing and strengthening the shopping initiatives on our platform.

5 Directors	10 Directors	7 Directors	8 Directors

Other Public Company Board Experience on other public company boards helps directors understand the operations of a public company and the applicable legal and regulatory risks.	Public Company CEO Experience as a public company CEO and expertise in public company dynamics helps our management team with strategy, performance, prioritization and leadership.

10 Directors	4 Directors

12	Pinterest 2025 Proxy Statement

Election of directors
Class III director nominees for election at the 2025 annual meeting of stockholders

Leslie Kilgore Former Chief Marketing Officer, Netflix, Inc. Director since 2019

Leslie Kilgore served as Chief Marketing Officer of Netflix, Inc., an online entertainment service, from 2000 to 2012. From 1999 to 2000, she served as Director of Marketing of Amazon.com, Inc., an online retail company. Ms. Kilgore held various positions, including Brand Manager, at The Procter & Gamble Company, a manufacturer and marketer of consumer products, from 1992 to 1999. Ms. Kilgore currently serves on the board of directors of Netflix, Inc. In addition to her public company boards, she serves on the board of directors of Discord Inc. She previously served on the board of directors of Nextdoor Holdings, Inc. from 2021 to 2023, Medallia, Inc. from 2015 to 2021, and LinkedIn Corp. from 2010 to 2016.

Our committees
•Compensation Committee (chair)
Other current public boards
•Netflix, Inc. (member of audit committee)
Education
•Master of Business Administration, Stanford University Graduate School of Business
•Bachelor of Science, Wharton School of Business at the University of Pennsylvania
Relevant experience
Extensive experience as a marketing executive with internet retailers and consumer product companies and experience as a board member of public and private companies

Pinterest 2025 Proxy Statement	13

Election of directors

Bill Ready CEO, Pinterest Director since 2022

Bill Ready has served as our Chief Executive Officer and as a director on our board since June 2022. Previously he was the president of commerce, payments & next billion users at Alphabet Inc., a technology company, from January 2020 until June 2022. Prior to joining Alphabet, Inc., Mr. Ready was executive vice president and chief operating officer of PayPal Holdings, Inc., an internet-based payment system company, from October 2016 through July 2019 and continued as executive vice president through December 2019 during the transition until he departed PayPal. Prior to that, he was PayPal’s senior vice president, global head, product & engineering from July 2015 to September 2016 and he continued to lead Braintree and Venmo operations while in various roles at PayPal following PayPal’s acquisition of Braintree (parent company of Venmo) in December 2013. From October 2011 to December 2013, he was the chief executive officer of Braintree, a mobile and web payment systems company acquired by PayPal. Prior to Braintree, Mr. Ready was executive in residence at Accel Partners, a leading Silicon Valley venture capital and growth equity firm. Mr. Ready also served as president of iPay Technologies from 2008 to 2011. He also worked as a strategy consultant for McKinsey & Company, where he advised leading financial technology companies. In addition to his public company boards, Mr. Ready is a senior advisor and limited partner of Silversmith Capital Partners.

Our committees
•None
Other current public boards
•Williams Sonoma, Inc. (member of audit and finance committee and compensation committee)
•Automatic Data Processing, Inc. (member of audit committee and corporate development and technology advisory committee)
Education
•Master of Business Administration, Harvard Business School
•Bachelor of Science in Information Systems and Finance, University of Louisville
Relevant experience
Extensive experience as a C-suite-level officer and director of various technology companies

14	Pinterest 2025 Proxy Statement

Election of directors

Benjamin Silbermann Co-Founder, non-Executive Chair, Pinterest Director since 2008

Benjamin Silbermann is a Co-Founder and non-Executive Chair of Pinterest. He previously served as our Chief Executive Officer from 2008 and as President from 2012 until June 2022. Prior to co-founding Pinterest, Mr. Silbermann worked at Alphabet Inc., a technology company, from 2006 to 2008. He currently serves on the board of non-profit organizations, including The How We Feel Project and Resolve to Save Lives.

Our committees
•None
Other current public boards
•None
Education
•Bachelor of Arts in Political Science, Yale University
Relevant experience
Deep knowledge and understanding of our company, strategy and business as our former President and CEO and experience with product development

Salaam Coleman Smith Former EVP, The Walt Disney’s ABC Television Group Director since 2020

Salaam Coleman Smith served as Executive Vice President at The Walt Disney’s ABC Television Group, a multinational broadcast television group from 2014 to 2016, overseeing Strategy and Programming for ABC Family. Prior to joining The Walt Disney Company, Ms. Smith worked at Comcast NBCUniversal, a multinational media company since 2003, where she served as President of Style Network from 2008 to 2013. Prior to joining Comcast NBCUniversal, Ms. Smith worked at Viacom Inc., a multinational mass media conglomerate for nearly ten years where she served as a senior executive within MTV Networks International Division and helped oversee Nickelodeon’s global expansion in Europe, Asia, and Latin America. Ms. Smith has served as a board member for several non-profit organizations, including Women in Cable Telecommunications and Dress For Success. In addition to her public boards, she also serves on the board of Scopely, an online gaming company since December 2021.

Our committees
•Audit Committee (member)
•Governance Committee (member)
Other current public boards
•Gap, Inc. (member of compensation and management development committee)
Education
•Bachelor of Science in Industrial Engineering, Stanford University
Relevant experience
Strong expertise in global media, multi-platform content, brand development, strategic planning, financial management, consumer-centric insights and C-level management

Pinterest 2025 Proxy Statement	15

Election of directors
Class I directors continuing in office until the 2026
annual meeting of stockholders

Chip Bergh Former President & Chief Executive Officer, Levi Strauss & Co. Director since 2024

Chip Bergh is currently a Senior Lecturer at Harvard Business School. Prior to this, he served as President and Chief Executive Officer and Director of Levi Strauss & Co., a global apparel company, from 2011 to 2024. Prior to joining Levi Strauss & Co., Mr. Bergh spent 28 years at Procter & Gamble (P&G) in roles of increasing scope and complexity in brand management, general management and executive leadership. In addition to his current public company board, Mr. Bergh previously served on the boards of VF Corporation and the Economic Development Board of Singapore.

Our committees
•Compensation Committee (member)
•Governance Committee (member)
Other current public boards
•HP, Inc. (non-executive chair and member of the HR and compensation committee and the nominating, governance and social responsibility committee)
Education
•Bachelor of Arts in International Affairs, Lafayette College, Pennsylvania
Relevant experience
Extensive leadership experience as a former public company CEO as well as global, sales, marketing, e-commerce experience, and serving on public company boards

Jeremy Levine Partner, Bessemer Venture Partners Director since 2011

Jeremy Levine is a partner at Bessemer Venture Partners, a venture capital and private equity firm, which he joined in 2001. His activities at Bessemer are focused on entrepreneurial startups and high growth companies primarily in the technology industry. In addition to his current public company board, Mr. Levine previously served on the board of directors of other public companies, including Yelp. Mr. Levine currently serves on the board of directors of several private companies.

Our committees
•Governance Committee (chair)
Other current public boards
•Shopify, Inc. (member of nominating and corporate governance committee)
Education
•Bachelor of Science, Duke University
Relevant experience
Extensive experience with technology companies, serving on the boards of directors of public and private companies, and experience as a venture capitalist

16	Pinterest 2025 Proxy Statement

Election of directors

Gokul Rajaram Former Corporate Development and Strategy Lead, DoorDash, Inc. Director since 2020

Gokul Rajaram invests in and advises technology companies. He is Co-Founder of Marathon Management Partners and has served as Partner since January 2025. Previously, Mr. Rajaram served in various leadership roles at DoorDash, a food ordering service, from 2019 to 2024, most recently as Corporate Development and Strategy Lead. Previously, from 2013 to 2019, Mr. Rajaram served on the executive team of Block, Inc. previously named Square, Inc.) and led several product development teams, most recently as the lead for Caviar, a food delivery service. Prior to Block, Inc., Mr. Rajaram served as Product Director of Ads at Meta, Inc. (previously named Facebook, Inc.), a social media company. Prior to that, Mr. Rajaram was Product Management Director for Google AdSense, an online advertising product. Mr. Rajaram serves on two other public company boards - Coinbase and The Trade Desk - as well as a few late-stage private company boards.

Our committees
•Compensation Committee (member)
Other current public boards
•The Trade Desk Inc. (member of compensation committee and audit committee)
•Coinbase Global Inc. (chair of nominating and governance committee and member of compensation committee)
Education
•Master of Computer Science, University of Texas
•Master of Business Administration, The Massachusetts Institute of Technology
•Bachelor of Computer Science, Indian Institute of Technology, Kanpur
Relevant experience
Extensive experience with product development and as an officer and director of technology companies, including public companies

Marc Steinberg Partner, Elliott Management Corporation Director since 2022

Marc Steinberg is a Partner at Elliott Management Corporation, an investment management firm. He is responsible for public and private equity investments across a range of industries, including the technology, media and telecommunications sectors. In addition to his public company boards, Mr. Steinberg currently serves on the board of directors of several private companies, including, Nielsen, a global leader in audience insights, data and analytics, Syneos Health, a fully integrated biopharmaceutical solutions organization and Cubic, a technology-driven provider of solutions for public transit and defense applications. Prior to joining Elliott in 2015, Mr. Steinberg worked at investment bank Centerview Partners. Mr. Steinberg was appointed to our board pursuant to the cooperation agreement entered into by and among the company, Elliott Associates, L.P. and Elliott International L.P. A description and a copy of the cooperation agreement is available on the Form 8-K filed with the SEC on December 6, 2022.

Our committees
•Audit Committee (member)
Other current public boards
•Etsy, Inc. (member of audit committee)
Education
•Bachelor of Arts in Economics, Harvard College
Relevant experience
Strong experience in financial management and industry expertise as a strategic advisor to technology companies

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Election of directors
Class II directors continuing in office until the 2027
annual meeting of stockholders

Fredric Reynolds Former Executive Vice President and Chief Financial Officer, CBS Corporation Director since 2017

Fredric Reynolds served as Executive Vice President and Chief Financial Officer of CBS Corporation, a mass media company, from 2006 to 2009. From 2001 to 2005, he served as President and Chief Executive Officer of Viacom Television Stations Group and as Executive Vice President and Chief Financial Officer of Viacom Inc. from 2000 to 2001. He also served as Executive Vice President and Chief Financial Officer of Westinghouse Electric Corporation, a predecessor of CBS Corporation. Prior to that, Mr. Reynolds held several positions at PepsiCo, a food and beverage corporation, for twelve years, including Chief Financial Officer or Financial Officer at Pizza Hut, Pepsi-Cola International, Kentucky Fried Chicken Worldwide and Frito-Lay. Mr. Reynolds served on the board of directors of MGM Holdings Inc. from 2010 to 2022 and Mondelez International, Inc. (formerly Kraft Foods) from 2007 to 2022.

Our committees
•Audit Committee (member)
Other current public boards
•RTX Corporation (formerly Raytheon Technologies) (lead director, member of governance and public policy committee and human capital and compensation committee)
Education
•Bachelor in Business Administration, University of Miami
•Certified Public Accountant
Relevant experience
Extensive financial, leadership and media expertise, management experience in a broad range of companies and service on the board of public companies

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Election of directors

Scott Schenkel Chief Financial Officer, Expedia Group Inc. Director since 2023

Scott Schenkel has served as the Chief Financial Officer for Expedia Group, Inc., an online travel company, since February 2025. Prior to joining Expedia, Mr. Schenkel served as the Interim CEO and as a director of eBay Inc., a multinational e-commerce company, from September 2019 through April 2020 and its Senior Vice President and Chief Financial Officer, leading finance, analytics and information technology, as well as eBay’s Classifieds business unit from 2015 to 2019. Prior to the eBay CFO role, Mr. Schenkel spent six years as Senior Vice President and Chief Financial Officer of eBay Marketplace, where he was responsible for overseeing finance, analytics, strategy and innovation across the business. He joined eBay in 2007 as Vice President of Global Financial Planning and Analytics.
Prior to eBay, Mr. Schenkel spent nearly 17 years at General Electric Company in a variety of financial leadership roles. Mr. Schenkel's last role at GE was the Chief Financial Officer of GE Healthcare Clinical Systems, a global healthcare equipment and clinical information technology solutions provider.
In addition to his public company boards, Mr. Schenkel has served on the board of directors of Forter since early 2022.

Our committees
•Audit Committee (chair)
Other current public boards
•NetApp (chair of talent & compensation committee)
Education
•Bachelor of Science in Finance, Virginia Polytechnic Institute and State University's Pamplin College of Business
Relevant experience
Extensive financial, leadership and industry expertise, management experience in a broad range of companies and service on the board of public companies

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Election of directors

Andrea Wishom President, Skywalker Holdings LLC Director since 2020; Lead Independent Director

Andrea Wishom has served as President of Skywalker Holdings, LLC, a multi-billion dollar diversified private holding company and family office since 2017. She oversees over a billion dollars in assets for various business units, human resources, finance, and all philanthropic and creative aspects for the company. Before joining Skywalker, Ms. Wishom spent over 20 years at Harpo Productions, an American multimedia production company. At Harpo Productions she held various production, programming, development and executive roles for The Oprah Winfrey Show, Harpo Studios and OWN: The Oprah Winfrey Network and most recently as the Executive Vice President. Ms. Wishom previously served on the board of directors of Nextdoor Holdings, Inc. from 2021 to 2023. She currently serves on the board of directors of several private companies, including Tory Burch LLC and Inflection AI.

Our committees
•Compensation Committee (member)
Other current public boards
•None
Education
•Bachelor of Arts in English, University of California, Berkeley
Relevant experience
Extensive experience in media industry and C-suite-level management experience

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Election of directors
Director selection and recruitment
The governance committee is responsible for, among other things, overseeing succession planning for directors and ensuring that we have a qualified board to oversee management’s execution of the company’s strategy and safeguard the long-term interests of stockholders. In this regard, the governance committee is charged with identifying, evaluating and recommending potential director candidates.

1 Identify
•In identifying potential candidates for board membership, the governance committee considers recommendations from directors, stockholders, management and others, including, from time to time, executive search firms to assist it in locating qualified candidates.
•The governance committee does not distinguish between nominees recommended by stockholders and other nominee recommendations.

2 Evaluate
•Once potential director candidates are identified, the governance committee, with the assistance of management, undertakes an extensive vetting process that considers each candidate’s background, experience, qualifications, independence and fit with the board’s priorities.
•As part of this vetting process, the governance committee, as well as other members of the board and the CEO, conduct a series of interviews with the candidates.

3 Recommend
•If the governance committee determines that a potential candidate meets the needs of the board and the company and has the desired qualifications and experiences, it recommends the candidate’s nomination or appointment to the full board for consideration.

The governance committee strives to maintain an engaged, independent board with broad and diverse perspective, experience and judgment that is committed to representing the long-term interests of our stockholders. The governance committee considers a wide range of factors when selecting and recruiting director candidates, including achieving:
•an experienced and qualified board. The governance committee seeks directors with a record of accomplishment in their chosen fields that are relevant to our company and its industry.
•diversity. The governance committee seeks candidates representing a diversity of occupational and personal backgrounds, knowledge, skills, qualifications and viewpoints so that the board provides effective oversight of the management of the company. The governance committee reviews the board’s effectiveness in balancing these considerations when assessing the composition of the board.
•board refreshment. We believe that Pinterest benefits from fostering a mix of experienced directors with a deep understanding of the company and its industry and those who bring fresh perspectives. We have regularly refreshed our board since our initial public offering ("IPO") in April 2019, including the addition of seven new directors over the past six years.
•ideal board size. The board currently has eleven directors and three classes of directors. The board believes this size works well as it provides a sufficient number of directors to achieve an appropriate mix of experience and meet its oversight responsibilities while promoting accountability and efficiency.
•a board with strong personal attributes. We believe that all of our directors should possess the following personal attributes: high integrity and good judgment, absence of legal or regulatory impediments, independence of mind and strength of character to effectively represent the best interests of all stockholders and provide practical insights and diverse perspectives, ability to act in an oversight capacity, appreciation for the issues confronting a public company, adequate time to devote to the board and its committees, and willingness to assume broad, fiduciary responsibilities on behalf of all stockholders. As part of its annual assessment of board composition in connection with the director nomination process, the governance committee considers whether each candidate is in compliance with the limits on other public company board service contained in our Corporate Governance Guidelines.

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Election of directors
Stockholder recommendations of director candidates
The governance committee considers director candidates recommended by stockholders. Stockholders may recommend a candidate by writing to the Corporate Secretary at the company’s address listed on page 65 of this Proxy Statement and including all information that our amended and restated bylaws (our "bylaws") require for director nominations.
Stockholder proxy access right
We have adopted proxy access. Our bylaws permit stockholders (either individually or in a group of up to 20 stockholders) that have owned 3% or more of Pinterest' outstanding shares continuously for at least three years to submit director nominees (the greater of two directors or up to 20% of our board) for inclusion in our proxy materials. For additional information, see "Stockholder proposals for the 2026 annual meeting of stockholders."
Director independence
At least a majority of our board members, including all members of our audit, compensation and governance committees, are required to be independent under New York Stock Exchange (“NYSE”) listing rules. The board, with the assistance of the governance committee, considers all relevant facts and circumstances when making its independence determinations. A substantial majority of our board—nine out of eleven directors—is independent.
The board has affirmatively determined that Mr. Bergh, Ms. Kilgore, Mr. Levine, Mr. Rajaram, Mr. Reynolds, Mr. Schenkel Ms. Smith, Mr. Steinberg and Ms. Wishom do not have relationships that would interfere with the exercise of their independent judgment in carrying out the responsibilities as a director and each of these directors is “independent” as that term is defined under the listing standards of the NYSE. The board also determined that Jeffrey Jordan, who served as a director until May 9, 2024, was independent during the time that he served as a director. Evan Sharp, who served as director until May 23, 2024, was not independent. In making these determinations, the board considered the current and prior relationships that each of these directors has with our company and all other facts and circumstances our board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director (and any investor with which they are affiliated) and the transactions involving them. The board also took into account that Pinterest from time to time engages in business in the ordinary course with entities where our directors are employed, serve on the board or otherwise provide services to such entities.

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Corporate governance
Board structure and role
Our board is currently comprised of eleven directors and is divided into three classes, with each class having a three-year term.
Board leadership structure
The board regularly reviews its leadership structure to evaluate whether the structure remains appropriate for the company, and the directors annually elect the chair of the board. Currently, the roles of board chair and CEO are separate. Since 2022, Bill Ready has served as our CEO, and Benjamin Silbermann has served as our chair. We believe the board continues to benefit from Mr. Silbermann’s deep understanding of our business and culture, as well as his leadership in shaping and driving the company’s strategic priorities and business plans.
Our corporate governance guidelines provide that if the chair is not otherwise independent, the independent directors will select one of our independent directors to serve as our lead independent director. Andrea Wishom currently serves as our lead independent director. We have structured the lead independent director role in a manner that we believe reinforces the independence of the board and continues to best serve the long-term interests of our stockholders. A summary of the roles and responsibilities of the board chair and lead independent director is provided below.

Benjamin Silbermann Non-Executive Chair	Andrea Wishom Lead Independent Director

Primary responsibilities
•presiding over meetings of the board;
•advising and supporting the CEO and senior management on the company’s long-term strategy-planning and capability-building;
•approving the agenda for board meetings in consultation with the lead independent director and the CEO;
•consulting with the lead independent director on the annual board evaluation, at the direction of the governance committee;
•being involved in the maintenance of key strategic relationships and stakeholder communications, as appropriate;
•consulting with the governance committee, as needed, in connection with the committee’s evaluation and recommendation of candidates for election to the board; and
•being available to the CEO and the board to assume additional responsibilities, as may be requested from time to time.

Primary responsibilities
•serving as liaison between the CEO, non-executive chair and the independent directors
•presiding over meetings of the board at which the non-executive chair is not present, including executive sessions of our independent directors;
•approving the agenda for board meetings in consultation with the CEO and non-executive chair;
•ensuring the board receives adequate and timely information;
•providing feedback to the CEO regarding his performance;
•conducting the annual board evaluation in consultation with the non-executive chair, at the direction of the governance committee;
•being available for consultations and communications with major stockholders upon request;
•calling special meetings of the board and stockholders; and
•calling executive sessions of the independent directors.

The board believes that its selection of the current leadership structure is not impacted by the board’s risk oversight function and the board is effective in overseeing risk, as described in the “Board’s role in risk oversight” section below, under a variety of leadership frameworks.

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Corporate governance
Board committees
Our board has established three standing committees—an audit committee, a compensation committee and a governance committee. The composition and responsibilities of each are described below.
The board has determined that each member of each committee is independent and meets the NYSE and SEC independence standards for serving on such committee, as applicable. The board also has determined that, in accordance with the SEC and NYSE rules, each member of the audit committee is financially literate and each of Mr. Schenkel and Mr. Reynolds is an audit committee financial expert. Members serve on these committees until their resignation or until otherwise determined by the board. The board has adopted written charters for each of the audit committee, compensation committee and governance committee which are available at https://investor.pinterestinc.com/ governance/governance-documents. Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. The board may establish other committees as it deems necessary or appropriate from time to time.

Audit and risk committee Current members: Scott Schenkel (chair) Fredric Reynolds Salaam Coleman Smith Marc Steinberg Number of meetings held in 2024: 8
The audit committee is primarily responsible for:
•overseeing the company’s financial and accounting reporting processes, including disclosure controls, internal audit function, internal controls and audits and review of the company’s consolidated financial statements;
•appointing or changing the company’s auditors and reviewing their independence, qualification and performance;
•overseeing significant financial matters, including tax planning, treasury policies, financial risk exposure, dividends and share issuances and repurchases; and
•overseeing the company’s enterprise risk management program and compliance with applicable legal and regulatory requirements as well as overseeing risk programs in areas such as information security, data protection and privacy.

Talent development and compensation committee Current members: Leslie Kilgore (chair) Chip Bergh Gokul Rajaram Andrea Wishom Number of meetings held in 2024: 5
The compensation committee is primarily responsible for:
•overseeing the compensation of the company’s directors and employees;
•establishing, reviewing and administering the compensation of our executive officers;
•administering the company’s equity-based plans and certain other compensation plans;
•evaluating the post service arrangements and benefits of our executive officers, including the CEO;
•overseeing the implementation and administration of our compensation recoupment or clawback policy;
•reviewing the operation and structure of the company’s compensation program; and
•evaluating the company’s programs and practices relating to talent and leadership development and management, including matters relating to the attraction, development and retention of a talented workforce with a broad range of experiences and backgrounds.

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Corporate governance

Nominating and corporate governance committee Current members: Jeremy Levine (chair) Chip Bergh Salaam Coleman Smith Number of meetings held in 2024: 4
The governance committee is responsible for:
•evaluating the size, composition, organization and governance of the board and its committees;
•assisting the board in identifying and evaluating candidates qualified to be appointed as a board member;
•recommending potential candidates to the board for its approval to propose such candidates to the stockholders for election to the board;
•reviewing and recommending to the board the independence determinations of the directors as well as recommending to the board the composition of each committee;
•reviewing the company’s environmental, social and governance strategy, goals, initiatives and reporting on ESG matters; and
•reviewing the performance and annual self-evaluation of the board and each of its committees.

Board’s role
The board is elected to oversee management and safeguard stockholders’ long-term interests. A key function of the board is reviewing, approving (where appropriate) and actively monitoring management’s execution of the company’s long-term strategic goals. The board actively engages on Pinterest matters throughout the year, including at quarterly board meetings and regular meetings of each committee, where they receive updates from key management personnel. The board and committees also have meetings as needed in between their regular meetings. Directors also regularly engage with and provide counsel to management through informal calls and meetings.
The primary responsibilities of the board include:

  reviewing and overseeing the company’s strategic direction and objectives overseeing the company’s legal and regulatory compliance
  succession planning for the CEO and key executives
  monitoring the company’s accounting and financial reporting practices and controls overseeing the company’s risk exposure
  evaluating the board’s composition, performance and effectiveness overseeing the company’s talent development and management establishing the compensation of our directors and executives

Board’s role in strategy
Our board recognizes the importance of ensuring that our overall business strategy is designed to create long-term, sustainable value for our stockholders. Our board has an oversight role in helping management formulate, plan and implement our company's strategy. The board has a robust annual strategic planning process that includes developing and reviewing elements of our business, strategic and financial plans with our executive leadership team. The board gets updates on the company's strategy progress and challenges, as well as related risks, throughout the year.

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Corporate governance
Board’s role in risk oversight
Our board is responsible for overseeing how we manage risk at Pinterest. This is carried out both at the full board level and through each of the standing committees.
Through our enterprise risk assessment ("ERA") process, we maintain a defined approach to assessing and managing risks and circumstances that could impact our ability to achieve strategic objectives. We refresh our ERA process annually, using the previous year’s ERA results as a baseline, researching potential emerging risks and interviewing relevant stakeholders to gather perspectives on the company’s top enterprise risks. These insights help direct ongoing risk management conversations with management and the board, including expanding management awareness and oversight on newly identified risks.

Board of directors
The full board is responsible for monitoring and assessing strategic risk exposure, including determining the nature and level of risk appropriate for the company, and the committees are responsible for monitoring and assessing risks inherent in their respective oversight functions as follows:

Audit committee
oversees our enterprise risk management program and significant financial risk exposures and certain legal, regulatory and operational risk exposures, including with respect to disclosure controls and procedures, information security, data protection and privacy.

Compensation committee
oversees significant compensation and other talent-related risk exposures, including risks and exposures associated with leadership assessment, management succession planning, executive compensation programs and arrangements and talent and leadership development and management, including matters relating to the attraction, development and retention of a talented workforce with a broad range of experiences and backgrounds.
Governance committee oversees significant governance risk exposures, including with respect to corporate governance, ESG matters, board effectiveness and board succession planning.

Management Management meets periodically with the board and each committee to review risk oversight matters and periodically provides reports to them on these matters.

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Corporate governance
Board engagement
Attendance at board and committee meetings
We encourage all our directors to attend and actively participate in all meetings of the board and any committees on which they serve. In 2024, the board held 5 meetings, and each director attended 75% or more of the aggregate number of meetings of the board and of the committees on which they served during the year. Directors are also encouraged to attend the annual stockholders’ meetings. All the directors then serving on the board attended the 2024 annual stockholders’ meeting.
Director orientation and education
New directors participate in an orientation program, which generally addresses the company’s strategic plans, significant risk exposures and compliance programs (including our Code of Business Conduct & Ethics and other applicable policies). The directors and the company are committed to providing all directors with an orientation and adequate and consistent continuing education.
Board evaluation
The lead independent director and the governance committee oversee the performance and annual self-evaluation process for the board and each standing committee. They conduct interviews of each board member for their observations and suggestions on the effectiveness of the board. The governance committee chair and lead independent director, along with any applicable consultants, discuss results with the board and may make recommendations to the chair of the board on any changes as they deem necessary.
ESG impact
Our mission is to give people the inspiration to create a life they love. We have ongoing efforts to address social and environmental priorities underpinned by strong corporate governance to further our mission and help deliver sustainable long-term value to our stockholders. We are working to be a positive force for good across our business, with a particular focus on four main areas: people, product, planet and governance.
In July 2024, we released our latest ESG Impact Report, which is available on our investor relations website under “Impact.” We also regularly post company initiatives and information at https://investor.pinterestinc.com.
Below we describe highlights of our on-going ESG efforts.

People
Our employees make Pinterest the success that it is. We are committed to meeting their real-world needs and championing emotional wellbeing so they can bring their best selves to work.
Benefits that meet real-world needs. PinFlex is our flexible work model that gives our employees the freedom to work at an office, from home or at another virtual location within their country of employment. Eligible employees can even work outside their country for up to three months.
We strive to give all employees choices that are best for their careers and their lives with a comprehensive suite of medical, dental, disability and mental health benefits. For example, we offer new parents at least 20 weeks of leave globally.
Employee wellbeing. We offer our employees access to mental health and wellbeing resources, including services like Lyra, Calm and Cleo. In addition, to promote financial wellbeing, we also offer programs like financial planning and investment services. Our employee resource groups, which we call Pinclusion and Pinspiration groups and are open to all of our employees, continue to create community, provide resources and host inspiring events to support our employees' wellbeing. One of our Pinspiration Groups, Pinside Out, uniquely creates space for colleagues to connect on mental health topics and activities. It activates peer-to-peer support through monthly healthy hours (open forums and guided discussions) and group meditations. Last year, we provided a new leadership development experience for our Pinclusion and Pinspiration group leads. During this experience, they joined fellow leaders, senior executives, groundbreaking

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Corporate governance
researchers and world-renowned speakers for a two-day summit focused on the intersection of wellness, psychology and courageous leadership.
Building an inclusive workplace. We are committed to creating a workplace where everyone feels a sense of belonging and sees themselves represented. We believe that a broad applicant pool is critical to this goal. In furtherance of these commitments, we consider qualified candidates from a wide variety of backgrounds and experiences during our hiring process, including at the leadership level, holistically through a merit-based process. We focus our recruiting efforts on developing a broad pipeline of qualified talent, including through outreach to historically black colleges and universities and organizations like AfroTech and Lesbians Who Tech & Allies.
While it is every employee’s responsibility to make Pinterest an inclusive workplace, it is also the responsibility of our management and the board. We seek inclusion and belonging at the highest level in our organization. As described in this Proxy Statement, our board as well as our leadership team is diverse in terms of background, skills, expertise and experience. Our compensation committee oversees our inclusion and belonging ("I&B") strategy, and management regularly updates the compensation committee on our I&B objectives, including pay equity and any relevant broader industry trends and observations.
Caring for communities. Pinterest aims to have a positive and inspiring impact on the communities we serve. That ranges from emergency and disaster response efforts, through employee volunteer service and donation matching contributions, to our corporate grantmaking and partnerships.
We have invested $30 million to date in more than 60 organizations around the world that are working to advance youth mental health, emotional wellbeing and community resilience. In 2024, we built off our work to keep young people safe online and extend that impact offline by partnering with federal, state, and local leaders to help address the youth mental health crisis. We announced our first public-private partnership to launch the Youth Mental Health Corps, a national service opportunity for young people to serve as youth mental health navigators in schools and community-based organizations.
Additionally, we remained committed to our support of the Inspired Internet Pledge, exceeding our first year commitments. Progress against our commitment is available at https://inspiredinternet.org/signatory/pinterest/.

Product
We are intentional in our efforts to create a positive, welcoming, and inspiring corner of the internet.
A positive corner of the internet. Delivering a positive platform starts with proactive content guidelines that prioritize user wellbeing. Community guidelines govern what we expect on Pinterest. They outline what we expect of users in order to nurture a positive, honest, welcoming and—above all—inspiring corner of the internet. Comprehensive advertising guidelines make it clear what can be promoted on our platform. We work hard to keep these guidelines up-to-date and strive to remove violating content or content that negatively impacts users’ emotional wellbeing.
These comprehensive community and advertising guidelines are regularly re-evaluated and updated to address the latest issues and developments online.
Whether it is enhancing teen safety or creating a more inclusive online experience, we are deliberate about improving our platform through policy decisions and product developments. Examples of our longstanding commitment to delivering a positive platform include product updates that are designed to protect our users’ personal space, including the launch of private profiles as well as features that give users more control over their followers, improved options for collaborating only with people they know, and the ability for parents to easily opt in and out of a parental passcodes for teens.
A place of inclusion. Building a positive corner of the internet means building for everyone. This is why we rolled out body type ranges, our innovative tool which gives users the choice to self-select what body types are featured in their search results for women’s fashion and wedding ideas, in the US, Canada, UK, Ireland, Germany, France, Australia, and New Zealand in 2024. The tool is powered by Pinterest’s patent-pending innovation, body type technology, which uses shape, size and form to identify various body types in over 5.4 billion images on the platform.
Prioritizing data privacy. We want to give people easy-to-access information on how their data is used by maintaining a clear, regularly updated online privacy policy. We maintain an information security team to oversee all data and business security areas, including: enterprise security, product security, security operations, infrastructure security, intrusion

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Corporate governance
detection and response, and governance, risk and compliance. While we have a dedicated team, we also emphasize the shared responsibility of our workforce to support ongoing product and company security. This is communicated during employee onboarding, and every year after, with employees required to complete periodic security awareness and compliance training.

Planet
When it comes to protecting the planet, we believe everyone has a role to play. At Pinterest, we’re committed to inspiring action—across our platform, within our operations and throughout communities—starting with reducing our own greenhouse emissions.
Reducing our emissions. We’re making incremental progress against our three validated science-based targets. These include reductions across our Scope 1, 2 and 3 emissions in addition to maintaining our active annual sourcing of renewable electricity at 100% through 2030. We look forward to sharing progress against our near-term emissions reduction targets in our forthcoming 2025 ESG Impact Report.
Partnering for Earth. Addressing climate change requires global, cross-industry collaboration. It is why we maintain memberships with organizations that support a shared responsibility for realizing a healthier planet. It is also why we collaborate with our cloud computing partner to better understand our indirect carbon footprint and their goals for measuring and reducing the impact of the data centers they operate. We also seek opportunities to provide our users with unique on-platform experiences. In 2024, we celebrated the awe-inspiring aspects of nature through a special activation called "Nature-inspired looks to try".
PinPlanet. In 2024, PinPlanet, our employee resource group whose mission is to create a sustainable future for all, engaged hundreds of employees across our global locations for Earth Month celebrations. Employees received fresh farmers market produce, attended training on greenwashing and media decarbonization, joined virtual climate trivia games, and more.

Governance
It is not just what we do that matters but how we do it. Good corporate governance drives accountability, transparency and decision-making that strengthens stakeholder confidence. Our board oversees and reviews the company's strategic direction and objectives, considering (among other things) risk profile and exposure and key stakeholder relationships. Three standing board committees have distinct responsibilities, including ESG-specific responsibilities. The governance committee is responsible for reviewing our ESG strategy, goals, initiatives and reporting on ESG matters. Our management regularly updates the committee on ESG matters. In addition, the compensation committee is responsible for overseeing our inclusion and belonging objectives. Our corporate governance practices are further described throughout this Proxy Statement.
We maintain various publicly available company policies, including a Code of Business Conduct & Ethics that outlines the ethical, lawful conduct we expect from everyone at Pinterest. A Supplier Code of Conduct establishes expectations for suppliers working with Pinterest.
Every new hire must complete Ethics & Code of Conduct training and confirm they have read the code. Periodic communications and refresher trainings on this and related topics support our ongoing efforts to enhance employee understanding of these expectations.

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Corporate governance
Other governance practices
Corporate governance guidelines
The board has adopted corporate governance guidelines, which you can find on our website (https://investor.pinterestinc.com/governance/governance-documents), that we believe reflect the board’s commitment to governance practices that enhance corporate responsibility and accountability. The board annually reviews these guidelines, along with the charters for the board’s standing committees (the audit committee, compensation committee and governance committee), so that our policies and programs continue to reflect good corporate governance practices.
Code of ethics
We have adopted a Code of Business Conduct and Ethics applicable to our directors, employees and contractors, including our CEO, CFO and other executive officers and all persons performing similar functions. A copy of that code is available on our website (https://investor.pinterestinc.com/governance/governance-documents). We intend to disclose on our website any future amendments to, or material waivers from, the code to the extent applicable to our executive officers or directors and as required by law.
Insider Trading Policy
We have adopted insider trading policies and procedures applicable to the purchase, sale and other transactions in Pinterest securities by our directors, officers, employees and other covered parties as well as the company itself, that we believe are reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the listing standards of the NYSE. Our Insider Trading Policy, among other things, (i) prohibits our employees and related persons and entities from trading in securities of Pinterest and certain other companies while in possession of material, non-public information, (ii) prohibits our employees from disclosing material, non-public information of Pinterest to others who may trade on the basis of that information, and (iii) requires our employees to transact in Pinterest securities only during an open window period, subject to limited exceptions.
No compensation committee interlocks or insider participation
None of the members of the compensation committee is currently, or has been at any time, one of our officers or employees. None of our executive officers currently serve, or have served during the last year, as a member of a board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board or compensation committee.
Communications with the board and stockholder engagement
We have a process by which stockholders and any other interested parties may directly communicate with the board or any of its directors, including the non-executive chair, lead independent director and independent directors as a group. Those who wish to communicate with the board or any of its directors may do so by sending written communications addressed to the Corporate Secretary at the company’s address which can be found on page 65 of this Proxy Statement. Each communication should specify the applicable addressee or addressees to be contacted, the general topic of the communication, and the information about your share ownership. The company will initially receive and process communications before forwarding them to the addressee. Certain items that are unrelated to the duties and responsibilities of the board will not be forwarded. Such items include, but are not limited to: spam, junk mail and mass mailings, new product suggestions, resumes and other forms of job inquiries, surveys and business solicitations or advertisements. In addition, material that is trivial, obscene, unduly hostile, threatening, or illegal or similarly unsuitable items will not be forwarded.
We value hearing from our stockholders. We believe that effective corporate governance includes regular, transparent and constructive communication with our stockholders to understand your perspectives and priorities. Throughout the year, members of our investor relations team and our management meet with our stockholders from time to time to address their questions and concerns about our business and the company. In 2024, we had productive dialogues on a

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Corporate governance
number of topics of interest to our stockholders, including company strategy, products and innovation, ESG matters and other issues. We also periodically update our board on investor feedback.

Director compensation
The compensation committee regularly reviews and assesses the form and amount of compensation payable to our independent directors and, with the assistance of an independent compensation consultant, recommends any appropriate adjustments to the full board for approval. In February 2024, the compensation committee reviewed the Non-Employee Director Compensation Policy with its independent compensation consultant and, in order to better align with market compensation, approved increases in the annual retainer for the lead independent director (from $37,500 to $75,000), for the audit committee chair (from $25,000 to $26,000), for each audit committee member (from $12,500 to $13,000), for the governance committee chair (from $10,000 to $12,000) and for each governance committee member (from $5,000 to $6,000). Following the compensation committee's recommendation, the board also approved these increases. No other changes were made to our director compensation program. We also reimburse our independent directors for reasonable out-of-pocket travel expenses in connection with attending board and committee meetings. In addition, we also reimburse board members for education opportunities since we think that is integral to their duties and performance.
Pursuant to our Non-Employee Director Compensation Policy, below is a summary of our non-employee director compensation program for 2024. Mr. Ready does not receive compensation for his services as a director.

Cash compensation ($)(1)
Annual retainer		50,000
Additional annual retainer for non-Executive Chair		40,000
Additional annual retainer for lead independent director		75,000
Additional annual retainers for committee service	Chair	Member
Audit Committee	26,000	13,000
Compensation Committee	20,000	10,000
Governance Committee	12,000	6,000
Equity compensation ($)(2)
Initial grant of RSUs(3)		400,000
Annual grant of RSUs(4)		260,000
(1)Paid in quarterly installments on a prospective basis, pro-rated for directors whose service commences during the year.
(2)Amounts represent the approximate grant date fair value of RSUs that will be settled in shares of Class A common stock. All awards granted pursuant to the Non-Employee Director Compensation Policy vest, in addition to the schedules below, upon a change in control of the company.
(3)Award vests, subject to the director’s continued service, in equal annual installments on the first three anniversaries of the director’s commencement of service.
(4)Award vests, subject to the director’s continued service, in full on the earlier of the first anniversary of the grant date or the day prior to the company’s next annual meeting.

In February 2025, the compensation committee reviewed the Non-Employee Director Compensation Policy with its independent compensation consultant and, in order to better align with median market compensation, approved increases in the annual retainer for the governance committee chair to $15,000 and governance committee members to $7,500.
Stock ownership guidelines for non-employee directors
We maintain stock ownership guidelines pursuant to which non-employee directors are required to own Pinterest stock with a value equal to at least five times the amount of the annual cash retainer described above. Unvested RSUs held by a director are not counted as shares when determining the number of shares owned. Under the guidelines, directors must

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Director compensation
comply with this requirement within five years of the date they join the board. If any director does not meet the stock ownership requirement within this time frame, then they must retain 50% of the “net profit shares” resulting from the vesting of equity awards until they reach the applicable ownership requirement. As of the date hereof, all of our non-employee directors have met or are on track to meet the ownership requirement within the required timeframe.
The following table sets forth information regarding compensation earned by or paid to our non-employee directors during 2024.
2024 Director compensation table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	All Other Compensation ($)	Total ($)
Andrea Wishom	129,643	259,995	—	389,638
Benjamin Silbermann	90,000	259,995	—	349,995
Evan Sharp(3)	—	—	—	—
Chip Bergh(4)	42,429	659,966	—	702,395
Fredric G. Reynolds	64,714	259,995	—	324,709
Gokul Rajaram	60,000	259,995	—	319,995
Jeffrey Jordan(5)	27,857	—	—	27,857
Jeremy Levine	61,714	259,995	—	321,709
Leslie Kilgore	70,000	259,995	—	329,995
Marc Steinberg	62,929	259,995	—	322,924
Salaam Coleman Smith	68,786	259,995	—	328,781
Scott Schenkel	74,071	259,995	—	334,066
(1)Reported amounts represent the aggregate grant date fair value of RSUs granted during 2024, as computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. See "Notes to consolidated financial statements" included in our 2024 annual report on Form 10-K for the assumptions used in calculating the grant date fair value. These amounts do not reflect the actual economic value that may be realized from such awards.
(2)As of December 31, 2024, Ms. Wishom, Ms. Kilgore, Ms. Smith, Mr. Silbermann, Mr. Reynolds, Mr. Rajaram and Mr. Levine had 6,274 RSUs outstanding; Mr. Bergh had 15,652 RSUs outstanding; Mr. Schenkel had 16,647 RSUs outstanding; and Mr. Steinberg had 11,651 RSUs outstanding.
(3)Mr. Sharp did not stand for re-election at the 2024 Annual Meeting of Stockholders. Accordingly, his service as a director ended on May 23, 2024. In connection with Mr. Sharp’s transition from an executive officer of the company to an advisor on October 15, 2021, and in accordance with the previously disclosed terms of his consulting agreement, his then outstanding equity awards continued to vest while he served as a director and advisor. Mr. Sharp did not receive compensation for his services as a director. As of December 31, 2024, Mr. Sharp had no RSUs and 1,756,336 vested stock options outstanding.
(4)In addition to the annual RSU grant, Mr. Bergh received an initial grant of 9,378 RSUs upon his appointment to the board in May 2024.
(5)Mr. Jordan's compensation reflects amounts for his service as a director through his resignation on May 9, 2024. As of December 31, 2024, Mr. Jordan did not have any outstanding RSUs.

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Executive officers
The following table sets forth information for our executive officers as of the date of this Proxy Statement. Our executive officers are appointed by and serve at the discretion of the board, and each holds office until their successor is duly elected and qualified or until their earlier resignation or removal. There are no family relationships among any of our directors or executive officers.

Name	Age	Position
Bill Ready*	45	Chief Executive Officer
Julia Brau Donnelly	42	Chief Financial Officer
Matthew Madrigal	49	Chief Technology Officer
Wanji Walcott	54	Chief Legal & Business Affairs Officer and Corporate Secretary
*    See “Our Board of Directors” for Mr. Ready's background.
Julia Brau Donnelly has served as our Chief Financial Officer since June 2023. Prior to joining Pinterest, she served as Vice President, Global Head of Finance and Accounting at Wayfair Inc., an e-commerce platform, overseeing accounting, financial operations, and strategic corporate finance from September 2019 to June 2023. Before taking this role she served as Head of Corporate Finance from August 2017 to September 2019, and Director of Strategic Finance and Investor Relations from March 2016 to August 2017. Prior to joining Wayfair, Ms. Donnelly was a private equity investor in technology and media companies at Thomas H. Lee Partners in Boston and served on the board of directors at Agencyport Software and iHeartMedia. Ms. Donnelly holds a Master’s degree in Business Administration from Harvard Business School and a Bachelor's degree in Economics from Stanford University.
Matthew Madrigal has served as our Chief Technology Officer since September 2024, where he leads the company’s product and platform direction, overseeing the product and engineering teams that build our user experiences and the machine learning systems that power them. Prior to joining Pinterest, he served as the Vice President and General Manager of Merchant Shopping at Alphabet, Inc. (Google), a technology company, from 2020 to 2024, where he led the product and engineering teams that build Google Shopping’s tools, partner integrations, and infrastructure to help businesses and merchants grow and thrive. From 2014 to 2020, Mr. Madrigal was the Chief Technology and Product Officer at Fanatics, Inc., a sports e-commerce platform, where he played a key role in shaping the mobile strategy, while expanding product development and data capabilities driving significant revenue and customer growth. Prior to that, Mr. Madrigal spent nearly four years at Williams-Sonoma, Inc. in leadership roles, most recently as the SVP of eCommerce & Marketing. Prior to that, he spent more than eight years leading product and engineering for eBay’s growth marketing and onsite advertising technology platforms. Mr. Madrigal holds a Bachelor's degree from the University of California, Berkeley.
Wanji Walcott has served as our Chief Legal & Business Affairs Officer and Corporate Secretary since November 2022. Prior to joining Pinterest, she served as Executive Vice President, Chief Legal Officer at Discover Financial Services, a financial services company, from July 2019 to October 2022, where she was responsible for overseeing legal, compliance, regulatory and government relations. Prior to Discover, Ms. Walcott served as Senior Vice President and General Counsel at PayPal Holdings, Inc., an internet-based payment system company, where she led the company’s global legal organization from February 2017 to July 2019. Prior to that, she served as Vice President, Product Legal from November 2015 to February 2017. From 2002 to 2015, she held multiple leadership roles at American Express, where she last served as Senior Vice President, Managing Counsel. She also serves on the board of various non profit organizations, including the Economic Club of Chicago, the Botanic Garden of Chicago, the Minority Corporate Counsel Association and The Fredrick Gunn School. Ms. Walcott holds a Bachelor’s degree in Philosophy from Howard University and a Juris Doctor from the Howard University School of Law.

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Executive compensation

Proposal 2 Non-binding advisory vote on our named executive officers’ compensation

In accordance with Section 14A of the Securities Exchange Act of 1934 (the "Exchange Act"), we are providing our stockholders with the opportunity to express their view, on a non-binding advisory basis, on the compensation of our named executive officers (commonly known as a "say-on-pay" vote).
This say-on-pay proposal gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific element of compensation but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices described in this Proxy Statement. Please read the “Compensation Discussion and Analysis” and the compensation tables and narrative disclosure that follow for information about our executive compensation program, including details of the 2024 compensation of our named executive officers. Our compensation committee believes that these policies and practices are effective in implementing our compensation philosophy and achieving our compensation program goals.
As an advisory vote, the outcome of the vote on this proposal is not binding. However, our management team, our board and our compensation committee, which is responsible for designing and administering our executive compensation program, value the opinions expressed by our stockholders, and will consider the outcome of this vote when making future executive compensation decisions. We currently conduct annual say-on-pay votes and expect to conduct the next say-on-pay vote at our 2026 annual meeting of stockholders.

The board recommends a vote FOR the approval, on a non-binding advisory basis, of our named executive officers’ compensation

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Executive compensation
Compensation discussion and analysis
This Compensation Discussion and Analysis describes the compensation program for our chief executive officer, our chief financial officer, and our two other current executive officers, and two former executive officers (commonly referred to as “named executive officers” or “NEOs”). For 2024, our NEOs were:

Bill Ready	Chief Executive Officer (our “CEO”)
Julia Brau Donnelly	Chief Financial Officer (our “CFO”)
Matthew Madrigal	Chief Technology Officer
Wanji Walcott	Chief Legal & Business Affairs Officer and Corporate Secretary
Malik Ducard	Chief Content Officer, former executive officer
Sabrina Ellis	Former Chief Product Officer
Mr. Madrigal joined as our chief technology officer in August 2024 and in December 2024, the board determined that his role met the threshold to qualify him as an executive officer. While Mr. Ducard continues to serve as our chief content officer, in February 2024, the board determined that his role no longer met the threshold to qualify him as an executive officer. On September 21, 2024, Ms. Ellis' employment with the company ended. The circumstances of her departure entitled her to severance benefits under her executive severance & change in control agreement.
Executive compensation program highlights

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Executive compensation
Compensation governance
We endeavor to maintain sound governance standards through the administration of our executive compensation program. The following table summarizes our compensation governance policies and practices.

What we do
    fully independent compensation committee
    independent compensation consultant to the compensation committee annual review of the compensation program, best practices and market trends majority of executive compensation tied to stock value
   annual review of succession plans for key executive officers

    “double trigger” termination required for vesting in equity in connection with change in control annual stockholder non-binding advisory vote on our compensation program (say-on-pay)
    clawback policy in the event of a financial restatement or misconduct minimum stock ownership requirement

What we don’t do
pension and executive retirement plans significant perquisites to executive officers supplemental executive benefits “single trigger” vesting in equity upon change in control	employee and director hedging and pledging of our securities tax "gross-ups" on change in control payments dividends or equivalents on unvested equity awards

The compensation committee, in consultation with its external compensation consultant, will continue to assess and update our executive compensation program so that it best supports our long-term mission and growth.
Compensation philosophy

Philosophy
Our executive compensation program is a crucial driver of success, designed to attract, incentivize, and retain talented leaders essential for competing in a highly competitive environment. By aligning our short-term and long-term incentive compensation with both company objectives and stockholder interests, we promote a long-term focus that motivates and rewards our senior executive team for achieving near-term objectives and creating lasting value. We believe this approach equips and inspires our executives to expand our business and fulfill our strategic goals, thereby aligning their accomplishments with our overall performance goals and company values.

Objectives
Our executive compensation program is guided by these objectives:
•drive achievement of Pinterest’s long-term mission;
•motivate team collaboration (company first, individual function second);
•attract and retain top talent by compensating competitively based on the executive’s value and performance; and
•align the interests of our executives with those of our stockholders.

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Executive compensation
Compensation-setting process
Roles and responsibilities

Role of our compensation committee
•The compensation committee performs the responsibilities of our board relating to the compensation of our non-employee directors and employees, including our executive officers.
•The compensation committee has overall responsibility for reviewing our compensation philosophy and strategy, overseeing our compensation and benefits policies generally, and overseeing and evaluating the compensation plans, policies, and practices applicable to our CEO as well as our other executive officers.
•The compensation committee may form and delegate authority to subcommittees and may delegate authority to its chair or one or more designated members of the committee.
•The compensation committee also oversees management of risks for succession planning and compensation; and evaluates the company’s programs and practices relating to talent and leadership development and management, including matters relating to the attraction, development and retention of a talented workforce with a broad range of experiences and backgrounds.
•The compensation committee operates pursuant to a written charter, which is available on our website (see page 65 of this Proxy Statement).

Role of our chief executive officer
•In discharging its responsibilities, the compensation committee works with members of our management, including our CEO.
•Management assists the compensation committee by providing information on corporate and individual performance, market compensation data, and management’s perspective on compensation matters.
•The compensation committee solicits and reviews our CEO’s recommendations with respect to adjustments to base salaries, long-term equity incentive compensation opportunities, program structures, and other compensation-related matters for our executive officers (other than with respect to his own compensation) and considers his recommendations as one of the factors in determining compensation.
•Our CEO recuses himself from all discussions and recommendations regarding his own compensation and is not present when his compensation is discussed.

Role of our compensation committee's consultant
•Pursuant to its charter, the compensation committee has the authority to retain the services of external compensation advisors, as it determines in its sole discretion, including compensation consultants and legal, accounting, and other advisors.
•The compensation committee makes all determinations regarding the engagement, fees, and services of these advisors, and any such advisor reports directly to the compensation committee or the chair of the committee.
•The compensation committee continued to engage Compensia, Inc. ("Compensia") as its executive compensation consultant after evaluating that firm’s independence pursuant to applicable SEC and NYSE rules and determining that Compensia’s work did not give rise to any conflict of interest.
•Compensia did not provide any services to us other than advice and support with respect to non-employee director, executive and other employee compensation, including: the levels of overall compensation and each element of compensation for our executives; peer group selection and data collection; market trends for executive and director compensation; equity compensation; a risk assessment of our compensation programs; and input on this Compensation Discussion and Analysis.

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Executive compensation
The compensation committee reviews our executive compensation program annually to assess whether it continues to be aligned with our compensation philosophy and program objectives as described above. The compensation committee updates the program as needed and also evaluates and establishes target total direct compensation opportunities for each of our NEOs.
Factors considered in decision-making
The compensation committee’s decision-making for our NEOs’ compensation is guided by the factors listed below. The compensation committee does not weigh these factors in any predetermined manner, and no single factor is determinative in selecting compensation elements and setting compensation levels. Members of the compensation committee apply their business judgment and consider this information in light of their experience and knowledge of the company, the competitive market and factors individual to each NEO. The factors that the compensation committee considers include:
•our executive compensation program objectives;
•our performance against the financial, operational and strategic objectives established by the compensation committee and our board;
•each of our NEO's responsibilities, qualifications, knowledge, skills and experience;
•each NEO's marketability based on their unique attributes, as well as on a relative basis to other similarly situated executives at the companies in our compensation peer group and in selected broad-based compensation surveys, as applicable;
•the performance of each of our NEOs, based on a qualitative assessment of his or her contributions to our overall performance, ability to lead his or her business unit or function, ability to collaborate across the company, demonstration of leadership behaviors consistent with our values, and potential to contribute to our long-term financial, operational and strategic objectives;
•an analysis of competitive market data (as described below);
•the unrealized value and other terms of the outstanding unvested equity awards held by each of our NEOs to provide appropriate retentive value for each individual;
•feedback from investors on our executive compensation program, including through the say-on-pay vote; and
•the recommendations of our CEO with respect to the compensation of our other NEOs.
Say-on-pay vote
In setting the form and amount of compensation for our NEOs, the compensation committee also considers the voting results from our most recent say-on-pay vote as well as specific input provided by stockholders throughout the year. At our 2024 annual stockholders’ meeting, a substantial majority of our stockholders expressed support for our executive compensation program, with 85.5% of the votes cast in favor of our NEOs' compensation. Notwithstanding this support, the compensation committee determined to make a number of changes to our executive compensation program beginning in 2024 to further the pay and performance alignment as discussed in "Executive compensation program highlights" above.
Competitive positioning
The compensation committee reviews our compensation peer group at least annually and adjusts its composition as warranted, taking into account changes in our business and that of the companies in our peer group, as well as changes in our executives.
For purposes of comparing our executive compensation against the competitive market and to inform compensation levels and practices, in August 2023 the compensation committee developed a peer group for 2024 compensation decision-making in consultation with its external compensation consultant. In developing the peer group, the compensation committee used the following primary criteria to identify companies with business and talent profiles similar to us:
•U.S. publicly traded companies, mainly headquartered in the San Francisco Bay Area;
•in internet and software-related industries;
•with revenue from 0.33 to 6.0x Pinterest’s 2022 revenue of $2.8 billion, which we believe is appropriate based on our high market capitalization relative to revenue; and

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Executive compensation
•with market capitalization from 0.25x to 4.0x Pinterest’s 30-trading day average market capitalization, which was $18.5 billion at the time.
For 2024, the compensation peer group consisted of the following companies:

Arista Networks, Inc.	Etsy, Inc.*	The Trade Desk, Inc.
Autodesk, Inc.	Expedia Group, Inc.	Tripadvisor, Inc.
Block, Inc.	Match Group, Inc.	Twilio Inc.
Coinbase Global, Inc.	Okta, Inc.	Uber Technologies, Inc.
Crowdstrike Holdings, Inc.	Palo Alto Networks Inc.	Workday, Inc.
DocuSign, Inc.	Roblox Corporation	Yelp Inc.
DoorDash, Inc.	Snap Inc.	Zillow Group, Inc.
Dropbox, Inc.	SoFi Technologies, Inc.	Zoom Video Communications, Inc.
eBay Inc.	Splunk Inc.
Electronic Arts Inc.	Spotify Technology SA

*    Based on the factors described above, the companies marked with an asterisk were added to the peer group for 2024. Etsy was added as a peer based on ideal financial fit and marketplace business; they have also named Pinterest as a peer. Lyft, Qualtrics International, Twitter and VMware were used for 2023 but removed due to acquisition activity and lack of continued fit with the criteria above.
The above compensation peer group for 2024 was approved by the compensation committee in August 2023, with input from the compensation committee's external compensation consultant.
As described above, the market data serves as a point of reference to aid in understanding the competitive market for executive positions in our industry and is one of many factors considered in the compensation committee's decision-making. The compensation committee does not specifically target compensation for our NEOs at a certain percentile of compensation data for other individuals with similar roles at the peer companies. In addition to publicly available compensation data, the committee may also review compensation survey data for the peer group and broader groups for supplemental, secondary reference.
Elements of our executive compensation program
Our executive compensation program consists of the following primary elements:
•base salary;
•short-term incentive compensation in the form of performance-based restricted stock units in 2024 and in the form of a performance-based cash award in 2025; and
•long-term incentive compensation in the form of equity awards.
In addition, our NEOs are eligible to participate in the standard benefit plans offered to our other employees and are eligible for post-employment compensation in certain situations as described below. We generally do not provide our NEOs with perquisites or other personal benefits and do not have any defined benefit pension, supplemental executive retirement or non-qualified deferred compensation plans. Our NEOs are eligible to participate in our 401(k) matching contributions program on the same basis as our other employees.
Base salaries
Consistent with our compensation philosophy and focus on long-term value creation, base salaries are not a major portion of the target total direct compensation for our NEOs. The compensation committee annually reviews the base salaries of our NEOs and makes adjustments when appropriate based on market data and other relevant factors. In 2023, the compensation committee determined a standard base salary amount for all NEOs.
For 2024, following the compensation committee's annual market review, the base salaries of all NEOs remain unchanged. The table below sets forth the base salaries for each of our NEOs as of December 31, 2024, except for Ms. Ellis, whose base salary set forth below reflects the amount in effect as of her last day of employment.

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Executive compensation

Named Executive Officer	Base Salary ($)
Bill Ready	600,000
Julia Brau Donnelly	600,000
Matthew Madrigal	600,000
Wanji Walcott	600,000
Malik Ducard	600,000
Sabrina Ellis	600,000
Short-term incentive compensation
In 2024, the compensation committee launched a one-year PSU award program for our NEOs, connecting incentive compensation to key company financial metrics. Prior to the start of the fiscal year, the compensation committee set the performance criteria and target levels for the 2024 PSUs, determining the target annual incentive compensation opportunity for each participant as a percentage of their annual base salary. In establishing the target levels, the compensation committee generally considers the factors described above in the section titled "Compensation-setting process."
Target 2024 PSU awards
The table below shows the targeted value of 2024 PSUs granted to our NEOs, with the actual target number of shares subject to the 2024 PSUs determined based on the trailing 60-trading day average closing price of Pinterest stock prior to the grant date. The maximum number of shares that could be earned with respect to the 2024 PSUs was 150% of target.

Named Executive Officer	Target PSU Opportunity as a Percentage of Base Salary	Target PSU Value ($)	Target Number of PSUs Granted
Bill Ready	100%	600,000	16,502
Julia Brau Donnelly	80%	480,000	13,202
Matthew Madrigal (1)	80%	195,410	4,705
Wanji Walcott	80%	480,000	13,202
Malik Ducard	80%	480,000	13,202
Sabrina Ellis	80%	480,000	13,202
(1) Mr. Madrigal's target 2024 PSU value and target 2024 PSUs granted were pro-rated based on his date of hire in August 2024.
Company performance measures
In December 2023, the compensation committee selected revenue and adjusted EBITDA (each weighted 50%) as the financial metrics for the 2024 PSU awards as they represent key performance measures they believed were necessary to drive the successful execution of our 2024 annual budget plan. For the purposes of these awards, "adjusted EBITDA" is a non-GAAP measure defined as net income (loss) adjusted to exclude depreciation and amortization expense, share-based compensation expense, interest income (expense), net, other income (expense), net, provision for income taxes, restructuring charges and non-cash charitable contributions.
Funding methodology
The threshold, target and maximum performance goals for each metric and the percentage of 2024 PSUs earned at each performance level for 2024 are set forth below. The compensation committee established these goals relative to the

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Executive compensation
company's 2024 operating plan and considered them to be challenging, with threshold performance levels set meaningfully above 2023 results for both metrics.

		Performance Levels (1)
Company Performance Metric	Weighting	Threshold (75% Payout) ($) (in millions)	Target (100% Payout) ($) (in millions)	Maximum (150% Payout) ($) (in millions)	Actual Achievement ($) (in millions)	Amount Earned
Revenue	50%	$3,475	$3,568	$3,690	$3,646	132%
Adjusted EBITDA (2)	50%	$840	$896	$947	$1,001	150%
Overall Payout						141%
(1)The payout for performance between threshold, target and maximum is based on linear interpolation, with performance below the threshold level resulting in a 0% payout.
(2)For purposes of measuring actual achievement for the 2024 PSUs, adjusted EBITDA is calculated in accordance with the definition approved by the compensation committee at the time the 2024 PSUs were approved, as described above. The $1,001.5 million of adjusted EBITDA presented in the table above differs from the $1,032.3 million reported in our 2024 annual report on Form 10-K filed with the SEC due to $30.8 million of payroll tax expense related to share-based compensation, which we began excluding from adjusted EBITDA concurrent with the filing of our 2024 annual report on Form 10-K. See "Non-GAAP financial measures" included in our 2024 annual report on Form 10-K for additional information.
2024 PSU award payouts
Based on these performance results, the final payout of the 2024 PSU awards for the participating NEOs is set forth below. Shares earned under the 2024 PSU awards vested on March 1, 2025.

Named Executive Officer	Target Number of 2024 PSUs Granted	Actual Number of 2024 PSUs Earned
Bill Ready	16,502	23,272
Julia Brau Donnelly	13,202	18,618
Matthew Madrigal	4,705	6,635
Wanji Walcott	13,202	18,618
Malik Ducard	13,202	18,618
Sabrina Ellis(1)	13,202	18,618
(1)Ms. Ellis was eligible to receive the total number of earned 2024 PSUs in accordance with the terms of her executive severance and change in control agreement.
Long-term incentive compensation
Consistent with our compensation philosophy and focus on our long-term mission and value creation, the majority of our NEOs’ target total direct compensation has historically been delivered in the form of RSUs, RSAs or stock options, generally vesting over two to four years and subject to continued service. In 2024, long-term equity awards were granted to our NEOs in the form of RSUs. In addition, Mr. Ready received a PSU award granted in December 2024, which is described further below. In establishing the amount and terms of these awards, the compensation committee generally considers the factors described above in the section titled "Compensation-setting process." NEOs may receive larger awards upon hire or in connection with a promotion or significant change in responsibilities. In 2024, the NEOs received the long-term equity awards described below.
RSU awards
In April, Ms. Donnelly, Ms. Walcott, Mr. Ducard and Ms. Ellis received RSU awards after consideration of their past performance and expected future contributions as well as the total unrealized value of their outstanding equity awards relative to our compensation peer group data and the vesting terms of outstanding equity awards.
•Ms. Donnelly received a grant of 100,936 RSUs with a grant date fair value of $3.4 million vesting over the second year following the grant in two equal installments in September and December 2025, subject to her continued employment on each applicable vesting date.

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Executive compensation
•Ms. Walcott received a grant of 151,816 RSUs with a grant date fair value of $5.2 million vesting over the second year following the grant in four equal quarterly installments in 2025, subject to her continued employment on each applicable vesting date.
•Mr. Ducard received a grant of 165,017 RSUs with a grant date fair value of $5.6 million vesting over the second year following the grant in four equal quarterly installments in 2025, subject to his continued employment on each applicable vesting date.
•Ms. Ellis received a grant of 110,562 RSUs with a grant date fair value of $3.8 million vesting in two equal installments in September and December 2025, subject to her continued employment on each applicable vesting date. In connection with Ms. Ellis' departure from the company, half of the RSUs vested on October 1, 2024 and the remainder were forfeited.
In August, Mr. Madrigal received a grant of 457,391 RSUs with a grant date fair value of $13.3 million in connection with his appointment as our Chief Technology Officer. These RSUs vest as follows: 12.5% of the total number of shares subject to the award vested on each of September 20, 2024 and November 20, 2024, 11.8% vest on each of February 20, 2025 and May 20, 2025, 7.9% vest on each of August 20, 2025 and November 20, 2025, and 11.8% vest on each of February 20, 2026, May 20, 2026, and August 20, 2026, subject to his continued employment on each vesting date.
In November, Mr. Ready received a grant of 189,036 RSUs with a grant date fair value of $5.6 million to serve as an interim bridge grant to provide continuity of equity vesting in the last two quarters of 2026 with his new hire equity award that will be fully vested in July 2026. These RSUs vest in two equal installments in September and December 2026, subject to his continued employment on each applicable vesting date.
PSU award
In December 2024, Mr. Ready received a grant of 286,442 bridge PSUs at target with a grant date fair value of $11.4 million. This bridge PSU award serves as a bridge grant as we transition to an equity award mix that has more weighting on long-term performance-based incentive compensation, as discussed above under "Executive compensation program highlights".
The number of bridge PSUs that can be earned will range from 0% to 200% of target based on the company’s relative total stockholder return ("rTSR") compared to the companies in the Nasdaq CTA Internet Index (the "Index") measured over a two-year performance period from January 1, 2025 through December 31, 2026, as certified by the compensation committee. Subject to certain exceptions, the vesting of the bridge PSUs is subject to Mr. Ready’s continued service with the company through the certification date following the performance period.
Following the end of the performance period, the number of bridge PSUs earned will be equal to the target number of bridge PSUs granted multiplied by the applicable percentage set forth in the following table:

Performance Level	rTSR Rank (1)	Payout (2)
Below Threshold	<25th Percentile	0%
Threshold	25th Percentile	50%
Target	50th Percentile	100%
Maximum	>=75th Percentile	200%
(1)rTSR Rank is calculated based on the Company’s ranking within the Index based on its TSR as compared to the TSR of each company in the Index.
(2)The payout for performance between threshold, target and maximum is based on linear interpolation, with performance below the threshold level resulting in a 0% payout.
Benefits
Generally available benefits
Our NEOs are eligible to participate in the same employee benefits that are generally available to all our full-time employees, subject to the satisfaction of certain eligibility requirements. These benefits include medical and dental and vision insurance, life insurance, short- and long-term disability insurance and commuter benefits.

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Executive compensation
Section 401(k) retirement savings plan
In addition, we maintain a Section 401(k) retirement savings plan (the "401(k) plan") that provides eligible U.S. employees with an opportunity to save for retirement on a tax-advantaged basis by deferring eligible compensation up to certain limits as set forth in the Internal Revenue Code. We make matching contributions to the 401(k) plan for all eligible employees. In addition, we have the ability to make discretionary cash contributions to the 401(k) plan, though we did not do so in 2024. Participants are immediately fully vested in both their own contributions and any company contributions. In structuring these benefit programs, we seek to provide an aggregate level of benefits that is comparable to those provided by similarly situated companies.
Other retirement benefits
We do not provide any non-qualified deferred compensation benefits and do not have any defined benefit pension or supplemental executive retirement plans.
Perquisites and other personal benefits
We do not view perquisites or other personal benefits as important to achieving our compensation objectives. Accordingly, we maintain a general benefits program for all employees and do not provide perquisites or other personal benefits to our executive officers except where we believe it is appropriate to achieve our compensation objectives and to assist our executive officers in the performance of their duties. During 2024, our NEOs did not receive any perquisites or other personal benefits, except for benefits that are generally available to all our employees.
Post-employment compensation arrangements

What we do
We have entered into executive severance and change in control agreements ("severance agreements") with each of our NEOs. The terms of the severance agreements for each of our NEOs are the same, other than Mr. Ready, who has a separate severance and change in control agreement.
The severance agreements generally provide severance payments and partial vesting of equity if the NEO’s employment is terminated without cause (and, in the case of Mr. Ready’s agreement, if he resigns for good reason) as well as “double-trigger” change in control payments and full vesting of equity in the event that the NEO’s employment is terminated without cause or the executive resigns for good reason within a specified period before and after a change in control of the company. None of our NEOs have a right to a “gross-up” or other reimbursement payment for any tax liability as a result of the application of Sections 280G or 4999 of the Internal Revenue Code.

Why we do it
We believe that having reasonable and competitive post-employment compensation arrangements is essential to attracting and retaining highly qualified executives as well as facilitating their transition from the company when appropriate. These severance arrangements are designed to provide reasonable compensation to executives who leave the company under certain circumstances to facilitate their transition to new employment. In addition, they are designed to align the interests of our NEOs and our stockholders in the event of a potential change in control of the company by helping our executives maintain focus on pursuing corporate transactions that are in the best interests of our stockholders regardless of whether those transactions may result in their own job loss. We seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring a departing executive to sign a separation and release agreement acceptable to us as a condition to receiving post-employment compensation.

The compensation committee does not consider the specific amounts payable under these post-employment compensation arrangements when establishing the annual compensation of our NEOs. We believe, however, that these arrangements are an important component of competitive executive compensation packages. For a description of the terms of the Plan and the severance agreements, as well as an estimate of the potential payments payable under these arrangements, see “Potential payments upon termination or change in control” below.

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Executive compensation
Other compensation policies and practices
Employment arrangements
We have entered into written employment letters with our CEO and each of our other executive officers. Each of these arrangements was approved by our board of directors and provides for "at will" employment (meaning that either we or the executive officer may terminate the employment relationship at any time with or without cause) and sets forth the initial compensation for the executive officer, including an initial base salary, participation in our employee benefit programs, an equity award recommendation, and, in some cases, sign-on bonuses and relocation assistance. Our executive officers are also eligible for severance in certain situations. These post-employment compensation terms are discussed in “Post-employment compensation arrangements" above.
Stock ownership requirements
We maintain a mandatory stock ownership program that applies to our CEO and his direct reports (including our NEOs). To ensure continued alignment of interests among our management, directors and stockholders, the ownership requirements are as follows:

Covered Individual Position	Required Stock Ownership Level
Chief Executive Officer	6X annual base salary
Other Executives	3X annual base salary
Individuals must comply within five years of the later of (i) the individual first becoming subject to the policy (either upon commencement of employment with the company or due to a promotion) or (ii) the adoption of the policy. Individuals who are not in compliance after such compliance period must retain 50% of the "net profit shares" resulting from stock option exercises and/or vesting of other equity awards until they reach the applicable ownership requirement. Unvested or unearned equity awards and unexercised stock options are not counted as shares when determining the number of shares owned.
Compensation recovery ("clawback") policy
We believe that it is important to foster and maintain a culture that emphasizes integrity and accountability. For this reason, we maintain a clawback policy that applies to our CEO and his direct reports (including our NEOs). The policy is designed to comply with the NYSE listing standards and SEC rules. Our policy provides that if the company is required to prepare an accounting restatement due to material noncompliance with any federal securities laws, the company must recover any incentive based compensation received by a current or former Section 16 officer ("covered executives") that exceeds the amount that otherwise would have been received had the compensation been determined based on the restated financial statements, computed on a pre-tax basis. Further, if a covered executive engages in conduct that constitutes "cause" as defined in the clawback policy that results in (i) a material error in the calculation of any performance-based measure used to determine any incentive compensation or (ii) material financial or reputational harm to the company, the compensation committee may require that such executive reimburse a portion of the covered compensation (including incentive-based cash compensation and both time-based and performance-based equity awards) they received during the three fiscal years immediately preceding the date on which the compensation committee becomes aware of the conduct constituting cause.
Anti-hedging and pledging policies
Under our insider trading policy, our employees, including our executive officers and our non-employee directors, are prohibited from the following transactions: entering into hedging or monetizing transactions or similar arrangements with respect to our securities, including collars, equity swaps, exchange funds and forward contracts; purchasing our securities on margin, borrowing against any account in which our securities are held or pledging our securities as collateral for a loan, unless approved in advance; short selling our securities; and engaging in any transaction in publicly traded options in our securities, including puts or calls or other derivative securities.

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Compensation risk considerations
The compensation committee has reviewed our compensation policies and practices, in consultation with its external compensation consultant, to assess whether they encourage our employees to take inappropriate risks. After reviewing and assessing our compensation philosophy, policies, and practices, including the mix of fixed vs. variable and short-term vs. long-term compensation, overall pay and incentive structures, the risk mitigating features built into our programs, and the independent board oversight of our programs, the compensation committee has determined that any risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the company as a whole.
Tax deductibility considerations
Section 162(m) of the Internal Revenue Code generally disallows public companies to take a tax deduction for U.S. federal income tax purposes for compensation in excess of $1 million paid in a year to a "covered" employee. Once an individual has been determined to be a covered employee, the deduction limitation applies indefinitely.
In approving the amount and form of compensation for our NEOs, the compensation committee considers all elements of the cost of providing such compensation, including the potential impact of Section 162(m) in the future. However, the compensation committee believes that our stockholders’ interests are best served by retaining flexibility to award compensation that may result in non-deductible compensation expense. Therefore, the compensation committee has the discretion to pay compensation that is not deductible by virtue of the deduction limit of Section 162(m).
Accounting considerations
In approving the amount and form of compensation for our NEOs, the compensation committee considers the impact of FASB ASC Topic 718, which requires us to measure and recognize the compensation expense for all share-based payment awards made to our employees and directors, including stock options as well as PSUs, RSUs and RSAs that may be settled for shares of our Class A and Class B common stock, based on the grant date fair value of these awards.
Equity award grant practices
Pinterest’s equity compensation programs do not currently include annual or periodic stock option awards, but the compensation committee has in the past granted stock options to our executives in connection with certain events, such as upon an executive’s appointment, and accordingly such grants have been event-driven. During 2024, the compensation committee did not consider material nonpublic information when determining the timing or terms of equity awards to our executives, and the company did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Compensation committee report
The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based on their review and discussion, the compensation committee has recommended to the board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated into the company’s 2024 annual report on Form 10-K.
Members of the Compensation Committee
Leslie Kilgore (chair)
Chip Bergh
Gokul Rajaram
Andrea Wishom

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Executive compensation
Compensation tables
Summary compensation
The following table shows the compensation awarded or paid to, or earned by, our NEOs for 2024, 2023 and 2022, as applicable.

2024 Summary compensation table

Name and Principal Position	Year(1)	Salary ($)	Bonus ($)	Stock Awards ($)(2)		Option Awards ($)(3)	All Other Compensation ($)(4)		Total ($)
Bill Ready Chief Executive Officer	2024	600,000	—	17,537,031		—	6,000		18,143,031
	2023	516,667	—	—		—	6,000		522,667
	2022	203,030	—	21,532,700		100,815,383	100,622		122,651,735
Julia Brau Donnelly Chief Financial Officer	2024	600,000	—	3,882,975		—	1,009,395	(5)	5,492,370
	2023	320,455	1,000,000	14,995,592		—	211,420		16,527,467
Matthew Madrigal Chief Technology Officer	2024	245,455	—	13,405,405		—	606	(6)	13,651,466
Wanji Walcott Chief Legal & Business Affairs Officer	2024	600,000	—	5,613,912		—	6,000		6,219,912
	2023	516,667	750,000	9,071,390		—	6,000		10,344,056
	2022	53,030	500,000	—		—	—		553,030
Malik Ducard Chief Content Officer	2024	600,000	—	6,063,010		—	6,000		6,669,010
	2023	516,667	—	3,673,581		—	6,000		4,196,248
Sabrina Ellis Former Chief Product Officer	2024	436,364	—	4,210,451	(7)	—	688,958	(8)	5,335,773
	2023	377,273	—	20,763,106		—	—		21,140,379
(1)In accordance with SEC rules, we have omitted compensation for Mr. Ducard in 2022 as he was not serving as an executive officer during such year. Mr. Madrigal joined the company in 2024; Ms. Donnelly and Ms. Ellis joined the company in 2023.
(2)Unless otherwise noted, reported amounts represent the aggregate grant date fair value of RSAs, RSUs and 2024 PSUs granted during the years shown, as computed in accordance with FASB ASC Topic 718. See "Note 8 to the Consolidated Financial Statements" included in our 2024 annual report on Form 10-K filed with the SEC on February 6, 2025 for the assumptions used in calculating the grant date fair value. These amounts do not reflect the actual economic value that may be realized from such awards.
The aggregate grant date fair value of RSUs was as follows: Mr. Ready: $5,612,479; Ms. Donnelly: $3,433,843; Mr. Madrigal: $13,268,913; Ms. Walcott: $5,164,780; Mr. Ducard: $5,613,780; and Ms. Ellis: $3,761,319.
The aggregate grant date fair value of the 2024 PSUs assumes achievement of the performance-based conditions at target levels as follows: Mr. Ready: $561,398; Mr. Madrigal: $136,492; and each of Ms. Donnelly, Ms. Walcott, Mr. Ducard, and Ms. Ellis: $449,132. The aggregate grant date fair value of the 2024 PSUs assuming maximum performance is earned are as follows: Mr. Ready: $842,097; Mr. Madrigal: $204,753; and each of Ms. Donnelly, Ms. Walcott, Mr. Ducard, and Ms. Ellis: $673,698.
The aggregate grant date fair value of Mr. Ready's bridge PSUs is computed using a Monte-Carlo simulation model, which determines the probable outcomes of the market-based performance condition, and the following inputs: expected term (in years): 2.04; risk free interest rate 4.25%; expected volatility 43.4%; and dividend yield 0%. The aggregate grant date fair value of the bridge PSUs assuming maximum performance is earned is $22,726,308.
(3)Reported amounts represent the aggregate grant date fair value of options granted during the years shown, as computed in accordance with FASB ASC Topic 718. See "Note 8 to the Consolidated Financial Statements" included in our 2024 annual report on Form 10-K filed with the SEC on February 6, 2025 for the assumptions used in calculating the grant date fair value. These amounts do not reflect the actual economic value that may be realized from such awards.
(4)Represents matching 401(k) contributions unless otherwise noted.
(5)Represents reimbursement of relocation assistance expenses of $531,297 and a related tax gross-up of $472,098 incurred pursuant to Ms. Donnelly's employment agreement and matching 401(k) contributions of $6,000.
(6)Represents a tax gross-up on company merchandise.
(7)Represents an annual RSU grant of $3,761,319, of which $1,880,660 was forfeited pursuant to Ms. Ellis' severance agreement in connection with her departure from the company, and a 2024 PSU grant of $449,132 based on target level achievement.

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(8)Represents cash severance of $600,000, a cash payment of $37,109 equivalent to the value of health care benefits for 12 months and a related tax gross-up of $45,502, each pursuant to Ms. Ellis' severance agreement and in connection with her departure from the company; $6,000 of matching 401(k) contributions; and a tax gross-up of $347 on company gifts.
Grants of plan-based awards
The following table shows certain information regarding grants of plan-based awards to our NEOs in 2024.

2024 Grants of plan-based awards table

Name	Grant Date	Estimated Future Payouts Under Equity Incentive Plan Awards (1)				All Other Stock Awards: Number of Shares of Stock or Units (#)		Grant Date Fair Value of Stock Awards ($)
		Threshold (#)	Target (#)	Maximum (#)
Bill Ready	4/11/2024	12,377	16,502	24,753	(2)			561,398
	11/19/2024					189,036	(3)	5,612,479
	12/16/2024	143,221	286,442	572,884	(4)			11,363,154
Julia Brau Donnelly	4/11/2024	9,902	13,202	19,803	(2)			449,132
	4/11/2024					100,936	(5)	3,433,843
Matthew Madrigal	8/12/2024	3,529	4,705	7,058	(2)			136,492
	8/12/2024					457,391	(6)	13,268,913
Wanji Walcott	4/11/2024	9,902	13,202	19,803	(2)			449,132
	4/11/2024					151,816	(7)	5,164,780
Malik Ducard	4/11/2024	9,902	13,202	19,803	(2)			449,132
	4/11/2024					165,017	(7)	5,613,878
Sabrina Ellis	4/11/2024	9,902	13,202	19,803	(2)			449,132
	4/11/2024					110,562	(8)	3,761,319
(1)Represents the PSUs that could be earned at the threshold, target and maximum levels of achievement as described in “Compensation Discussion and Analysis — Short-term incentive compensation" and "Compensation Discussion and Analysis — Long-term incentive compensation" above.
(2)These 2024 PSUs had a one-year performance period of January 1, 2024 through December 31, 2024 and vested on March 1, 2025. The award was subject to a performance condition based on achievement of revenue and adjusted EBITDA goals for the year ending December 31, 2024, subject to continued service through the vesting date.
(3)These RSUs will vest in two equal installments on September 20, 2026 and December 20, 2026, subject to continued service through each vesting date.
(4)These bridge PSUs have a two-year performance period beginning January 1, 2025 and will vest on the date the company's performance relative to the performance conditions is certified by the compensation committee, which will be no later than February 14, 2027, subject to continued service through the date of certification.
(5)These RSUs will vest in two equal installments on September 20, 2025 and December 20, 2025, subject to continued service through each vesting date.
(6)These RSUs vest as follows: 12.5% of the total number of shares subject to the award vested on each of September 20, 2024 and November 20, 2024; 11.8% vest on each of February 20, 2025 and May 20, 2025; 7.9% vest on each of August 20, 2025 and November 20, 2025; and 11.8% vest on each of February 20, 2026, May 20, 2026, and August 20, 2026, subject to continued service through each vesting date.
(7)These RSUs will vest in four equal installments on March 20, 2025, June 20, 2025, September 20, 2025, and December 20, 2025, subject to continued service through each vesting date.
(8)These RSUs were scheduled to vest in two equal installments on September 20, 2025 and December 20, 2025, subject to continued service through each vesting date. In connection with Ms. Ellis' departure from the company and pursuant to her severance agreement, 55,281 of these RSUs vested on October 1, 2024 and 55,281 were forfeited.

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Executive compensation

Outstanding equity awards
The following table shows certain information with respect to the outstanding equity awards held by our NEOs as of December 31, 2024. The vesting schedule applicable to each outstanding equity award is described in the footnotes to the table. For information with respect to the vesting acceleration provisions applicable to the equity awards held by our NEOs, see “Potential Payments upon Termination or Change in Control” below.

Outstanding equity awards at fiscal 2024 year-end table

			Option Awards(1)				Stock Awards(1)
			Number of Securities Underlying Unexercised Options		Exercise Price Per Share ($)		Shares or Units of Stock That Have Not Vested		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested
Name	Grant Date		Exercisable	Unexercisable		Expiration Date	Number	Market Value(2) ($)	Number	Market Value(2) ($)
Bill Ready	6/29/2022	(3)	4,811,159	3,742,013	19.96	6/29/32	—			—
	8/31/2022	(4)	—	—	—		408,879	11,857,491
	4/11/2024	(5)	—	—	—		23,272	674,888
	11/19/2024	(6)	—	—	—		189,036	5,482,044
	12/16/2024	(7)	—	—	—				143,221	4,153,409
Julia Brau Donnelly	7/13/2023	(8)	—	—	—		130,943	3,797,347
	4/11/2024	(5)	—	—	—		18,618	539,922
	4/11/2024	(9)	—	—	—		100,936	2,927,144
Matthew Madrigal	8/12/2024	(5)	—	—	—		6,635	192,415
	8/12/2024	(10)	—	—	—		343,044	9,948,276
Wanji Walcott	4/11/2024	(5)	—	—	—		18,618	539,922
	4/11/2024	(11)	—	—	—		151,816	4,402,664
Malik Ducard	4/11/2024	(5)	—	—	—		18,618	539,922
	4/11/2024	(11)	—	—	—		165,017	4,785,493
Sabrina Ellis	4/11/2024	(5)	—	—	—		18,618	539,922
(1)All of the outstanding equity awards reported in this table were granted under the 2019 Omnibus Incentive Plan. Options, RSUs and PSUs granted under the 2019 Omnibus Incentive Plan will be settled in shares of our Class A common stock and RSAs granted under the 2019 Omnibus Incentive Plan represent restricted shares of our Class A common stock.
(2)Based on the closing price of our Class A common stock of $29.00 per share as of December 31, 2024, the last trading day of the year.
(3)The award provides that the service-based vesting condition will be satisfied for 6.25% of the total number of shares underlying the stock option on October 20, 2022, and at the end of each three-month period thereafter ending on July 20, 2026.
(4)Mr. Ready was required to purchase shares of Class A common stock from the open market in an aggregate amount of $5 million (“Investment Shares”) in order to receive his RSA award. The RSAs will vest in 16 equal installments beginning October 20, 2022, and at the end of each three-month period thereafter ending on July 20, 2026, subject to continued service and continued holding of the Investment Shares through each vesting date.
(5)Represents the number of 2024 PSUs earned for the performance period January 1 through December 31, 2024, which vested on March 1, 2025.
(6)These RSUs will vest in two equal installments on September 20, 2026 and December 20, 2026, subject to continued service through each vesting date.
(7)Represents the number of bridge PSUs at the threshold level of performance. The award will vest on the date the company's performance relative to the performance conditions is certified by the compensation committee, which will be no later than February 14, 2027, subject to continued service and performance through the date of certification.

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(8)These RSUs vest on June 20, 2025, subject to continued service through such date.
(9)These RSUs vest in two equal installments on September 20, 2025 and December 20, 2025, subject to continued service through each vesting date.
(10)These RSUs vest as follows: 12.5% of the total number of shares subject to the award (originally 457,391 shares) vested on each of September 20, 2024 and November 20, 2024; 11.8% vest on each of February 20, 2025 and May 20, 2025; 7.9% vest on each of August 20, 2025 and November 20, 2025; and 11.8% vest on each of February 20, 2026, May 20, 2026, and August 20, 2026, subject to continued service through each vesting date.
(11)These RSUs will vest in four equal installments on March 20, 2025, June 20, 2025, September 20, 2025, and December 20, 2025, subject to continued service through each vesting date.
Option exercises and stock vested
The following table shows information regarding the number and value of shares of common stock acquired during 2024 by our NEOs from the vesting of RSUs and RSAs. There were no stock options exercised during fiscal 2024.

2024 Option exercises and stock vested table

	Stock Award
Name	Shares Acquired (#)	Value Realized ($)(1)
Bill Ready	233,645	8,379,679
Julia Brau Donnelly	261,886	9,046,202
Matthew Madrigal	114,347	3,408,112
Wanji Walcott	167,927	5,819,922
Malik Ducard	219,611	7,596,564
Sabrina Ellis	599,198	20,637,789
(1)The value realized on vesting is based on the closing price of our Class A common stock on the vesting date, or if such date was not a trading day, on the immediately preceding trading day.
Potential payments upon termination or change in control
We have entered into severance agreements with each of our NEOs. The terms of the severance agreements for each of our NEOs are the same, other than Mr. Ready, who has a separate severance and change in control agreement.
The payments and benefits under these arrangements are described in more detail and quantified below. All of the payments and benefits provided under these arrangements are subject to the NEO’s execution of a separation and release agreement acceptable to us and continued adherence to the terms of a confidential information and invention assignment agreement with the company.
In addition to the above, the 2019 Omnibus Incentive Plan provides that in the event of termination upon death or disability, any employee who holds stock options or their beneficiary (in the event of death) may exercise any outstanding vested stock options at any time as follows: (i) in the event of disability, during six months following termination; and (ii) in the event of death, during 12 months following death or if earlier, termination.
Certain terminations not involving a change in control
In the event of a termination of employment without "cause" that is not in connection with a "change in control" of the company, the NEOs would receive a lump sum cash payment equal to a maximum of 24 months of base salary and 24 months of health benefits continuation (which period is reduced by one month for each month of service with us up to a maximum reduction of 12 months). Mr. Ready would also be eligible to receive such severance payments and benefits upon his resignation for “good reason” (as such term is defined in Mr. Ready’s agreement) not in connection with a change in control.
In the event of a termination of employment due to death or disability, the NEOs forfeit all unvested RSAs, RSUs and 2024 PSU awards. Mr. Ready's bridge PSUs will vest at the target level in the event his employment terminates due to his death and will be forfeited in the event it terminates due to disability.

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Executive compensation
Additionally, upon such a termination of employment without “cause” (as such term is defined in the NEO’s severance agreement), each NEO will vest in the portion of each outstanding equity award that would otherwise have vested during the 24-month period following such termination (which period is reduced by one month for each month of service with us up to a maximum reduction of 12 months) except for Mr. Ready's bridge PSUs, for which he will vest in the portion equal to the target number of bridge PSUs multiplied by the number of days elapsed between the beginning of the performance period and the termination date, divided by 730, and multiplied by the actual performance level achieved through the end of the performance period as certified by the compensation committee.
Involuntary termination involving a change in control
In the event of a termination of employment without cause or a resignation for "good reason", in each case, on or within one year following a "change in control" of the company, the NEOs would receive a lump sum cash payment equal to a maximum of 24 months of base salary and 24 months of health benefits continuation (which period is reduced by one month for each month of service with us up to a maximum reduction of 12 months).
To the extent that any such termination of service occurs within 90 days prior to, or 12 months following a “change in control” of the company (as such term is defined in the applicable NEO’s severance agreement), each NEO will (i) fully vest in all outstanding equity awards, except for Mr. Ready's bridge PSUs, which will vest at the greater of target or actual performance achieved through the date of the change in control, and (ii) receive 24 months of health benefits continuation (which period is reduced by one month for each month of service up to a maximum reduction of 12 months). Separately, in the event that an NEO’s equity awards are not assumed, substituted or otherwise continued or replaced with similar equity awards upon a change in control of the company, such awards will vest in full regardless of whether the NEO terminates employment.
These payments and acceleration of vesting are subject to a “best net after-tax” provision to reduce the amounts paid in the event that they would trigger excise tax penalties and loss of deductibility under Sections 280G and 4999 of the Internal Revenue Code.
Estimated payments as of December 31, 2024
The following table presents the estimated payments that each of our NEOs would have been entitled to receive under their severance agreement assuming that a termination of employment and, where applicable, a change in control of the company had occurred as of December 31, 2024, and based on the closing price per share of our Class A common stock on the last trading day of the year of $29.00. Amounts actually received if any of the NEOs cease to be employed will vary based on factors such as the timing during the year of any such event, the company’s stock price, and any changes to our benefit arrangements and policies. Amounts shown do not include: (i) benefits earned during the term of the NEO’s employment that are available to all benefit-eligible salaried employees; and (ii) the value of vested equity awards that the NEO is entitled to regardless of whether employment is terminated.

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Executive compensation

2024 Potential termination payments table

Name	Benefit	Termination Without Cause (1) ($)	Termination Without Cause or for Good Reason in connection with Change in Control ($)	Death or Disability(2) ($)
Bill Ready	Lump sum severance payment(3)	638,782	638,782	—
	Value of accelerated equity awards(4)	26,780,762	60,149,039	8,306,818
	Total	27,419,544	60,787,821	8,306,818
Julia Brau Donnelly	Lump sum severance payment(3)	600,485	600,485	—
	Value of accelerated equity awards(4)	7,264,413	7,264,413	—
	Total	7,864,898	7,864,898	—
Matthew Madrigal	Lump sum severance payment(3)	1,131,054	1,131,054	—
	Value of accelerated equity awards(4)	10,140,691	10,140,691	—
	Total	11,271,745	11,271,745	—
Wanji Walcott	Lump sum severance payment(3)	638,781	638,781	—
	Value of accelerated equity awards(4)	4,942,586	4,942,586	—
	Total	5,581,367	5,581,367	—
Malik Ducard	Lump sum severance payment(3)	638,781	638,781	—
	Value of accelerated equity awards(4)	5,325,415	5,325,415	—
	Total	5,964,196	5,964,196	—
(1)For Mr. Ready, this column also includes termination for “good reason” as defined in his severance agreement.
(2)All unvested RSUs, RSAs, options, and 2024 PSUs are forfeited upon an NEO's termination due to death or disability. Mr. Ready's bridge PSUs will vest at the target level in the event of his termination due to death and will be forfeited in the event of his termination due to disability. Mr. Ready's vested stock options may be exercised within 30 days of termination except in the event of death, in which case such vested stock options may be exercised within 12 months of termination, or disability, in which case such vested stock options may be exercised within 6 months of termination.
(3)Reported amounts are based on the base salary of each NEO as of December 31, 2024 and include the estimated cost of health insurance continuation coverage (paid in lump sum if the NEO elects such coverage) over a severance period of 12 months for Messrs. Ready and Ducard and Mses. Donnelly and Walcott and 20 months for Mr. Madrigal, each pursuant to their severance agreement.
(4)Reported amounts are based on (i) in the event of a termination of employment without cause, (a) the number of unvested RSUs, RSAs, 2024 PSUs, and stock options, as applicable, scheduled to vest within the following 12 months for Messrs. Ready and Ducard and Mses. Brau Donnelly and Walcott and 20 months for Mr. Madrigal and (b) the number of unvested bridge PSUs equal to the number of days elapsed between the beginning of the performance period and the termination date divided by 730, multiplied by the actual performance achieved, which as of December 31, 2024 is estimated at the threshold level and (ii) in the event of a "double trigger" termination of employment, (a) the total number of unvested RSUs, RSAs, 2024 PSUs, as applicable, as of the end of the last fiscal year, in each case, multiplied by $29.00, the closing price per share of our Class A common stock on the last trading day of the year and (b) the total number of unvested stock options as of the end of the last fiscal year multiplied by $29.00, the closing price per share of our Class A common stock on the last trading day of the year, minus the exercise price of the award. The value set forth in the event of a double trigger termination of employment is the same value that would apply in the event of a change in control of the company where the awards are not assumed or substituted (as described above) except for Mr. Ready's bridge PSUs, which would vest in an amount equal to the greater of the target performance level or actual level of achievement on the date of the change in control, which we've included at target level in this column.
Ms. Ellis' employment with the company ended October 1, 2024. In connection with her severance agreement, and in exchange for a general release of claims and her assistance with the transition and subject to her compliance with certain restrictive covenants, she became eligible to receive (i) a cash severance payment of $600,000, which is equal to 12 months of her then base salary, (ii) acceleration of 327,240 RSUs (valued at $10,720,382 based on the closing price per share of our Class A common stock on October 1, 2024), (iii) pending the certification of the achievement of the PSU award, continued vesting of 18,618 2024 PSUs (valued at $539,922 based on the closing price per share of our Class A common stock on December 31, 2024), and (iv) certain other benefits, primarily consisting of a cash payment of $82,611 equivalent to the value of health care benefits for 12 months, grossed up for taxes. In connection with her departure from the company, Ms. Ellis forfeited 55,281 RSUs (valued at $1,603,149 based on the closing price per share of our Class A common stock on December 31, 2024).

Pinterest 2025 Proxy Statement	51

Executive compensation
CEO pay ratio
Pursuant to Item 402(u) of Regulation S-K under the Securities Act and Section 953(b) of the Dodd-Frank Act, presented below is the ratio of the annual total compensation of Mr. Ready to the median of the annual total compensation of all our employees (excluding the CEO) for the year ended December 31, 2024.

Chief Executive Officer annual total compensation	18,143,031
Median Employee annual total compensation	272,717
Ratio of Chief Executive Officer to Median Employee annual total compensation	66.5 to 1
This ratio is a reasonable estimate calculated in a manner consistent with SEC rules.
To identify the median employee, we analyzed the compensation of all of our employees, excluding our CEO, whether employed on a full-time, part-time, temporary or seasonal basis as of December 31, 2024. We did not include any contractors or other non-employee workers in our employee population.
To identify the median employee, we used a consistently applied compensation measure consisting of the sum of base salary rate, actual bonus and commission and the grant date fair value of equity awards granted during the 12-month period from January 1, 2024 through December 31, 2024, for all applicable employees as described above. In the case of non-U.S. employees, payments not made in U.S. dollars were converted to U.S. dollars using the average applicable currency exchange rates for the month of December 2024.
Using the methodology described above, the median employee we identified is a full-time employee based in the United States. We calculated the annual total compensation for the median employee using the same methodology used to report the annual total compensation of our NEOs in the "2024 Summary compensation table."
Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, exemptions, estimates and assumptions, our pay ratio may not be comparable to the pay ratio reported by other companies.
Pay versus performance
As discussed in the Compensation Discussion and Analysis above, the compensation committee generally takes into consideration the company’s financial and operating performance while determining the individual executive officer’s performance to align our executive officers’ pay with company performance. In addition, in 2024, we used adjusted EBITDA and revenue as the performance metrics for the 2024 PSUs. We also used rTSR as the performance metric for the bridge PSUs granted to Mr. Ready in December 2024 and for Mr. Ready's three-year PSUs granted in January 2025.
As required by Item 402(v) of Regulation S-K under the Securities Act, we are providing the following information about the relationship between executive compensation actually paid to our NEOs and certain financial performance of the company.
In this section first principal executive officer ("PEO") refers to Benjamin Silbermann, our former CEO, and second PEO refers to Bill Ready, our current CEO.

52	Pinterest 2025 Proxy Statement

Executive compensation
Pay-versus-performance

Year	Summary Compensation Table Total for First PEO ($)(1)	Summary Compensation Table Total for Second PEO ($)(1)	Compensation Actually Paid to First PEO ($)	Compensation Actually Paid to Second PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)(3)	Average Compensation Actually Paid to Non-PEO NEOs ($)(2)(3)	Value of Initial Fixed $100 Investment Based On:		Net Income (Loss) ($) (in thousands) (5)	Company Selected Measure: Revenue ($) (in thousands) (6)
							Total Stock holder Return ($)(4)	Peer Group Total Stock holder Return ($)(4)
2024	—	18,143,031	—	(24,338,934)	7,473,706	5,972,582	156	168	1,862,106	3,646,166
2023	—	522,667	—	74,249,630	11,333,745	13,760,300	199	130	(35,610)	3,055,071
2022	202,028	122,651,735	(13,866,816)	153,878,150	411,737	(11,364,015)	123	80	(96,047)	2,802,574
2021	199,100	—	(32,587,745)	—	11,394,930	(25,236,449)	173	154	316,438	2,578,027
2020	199,100	—	81,738,645	—	4,047,470	49,261,185	294	162	(128,323)	1,692,658
(1)The dollar amounts reported represent (i) the total compensation reported in our Summary Compensation Table above for our first PEO and second PEO and (ii) the average total compensation paid of our non-PEO NEOs for the covered fiscal years. For the years reported in the table, Mr. Silbermann was our first PEO from January 2020 to July 2022, and Mr. Ready was our second PEO from July 2022 to December 2024.
(2)The dollar amounts reported represent the amount of “compensation actually paid” (“CAP”), as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amounts of compensation earned by or paid during the applicable year. In accordance with SEC rules, the following adjustments were made to total compensation reported in our Summary Compensation Table to determine the compensation actually paid for our second PEO and the average total compensation paid of our non-PEO NEOs:

Year	Reported Summary Compensation Table Total for Second PEO ($)	Reported Value of Equity Awards ($)(a)	Equity Award Adjustments ($)(b)	Compensation Actually Paid to Second PEO ($)
2024	18,143,031	17,537,031	(24,944,934)	(24,338,934)

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Average Reported Value of Equity Awards ($)(a)	Average Equity Award Adjustments ($)(b)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2024	7,473,706	6,635,151	5,134,027	5,972,582
(a)The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the covered fiscal year.
(b)Equity award adjustments for each covered fiscal year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the covered fiscal year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The fair value of stock options was calculated using the Black‑Scholes option-pricing model using updated assumptions as of each measurement date. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. See "Note 8 to the Consolidated Financial Statements" included in our 2024 annual report on Form 10-K filed with the SEC on February 6, 2025 for the assumptions used in calculating the grant date fair value. The amounts deducted or added in calculating the equity award adjustments are as follows:

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Executive compensation

Second PEO
Year	Year End Fair Value of Equity Awards Granted in the Year and Unvested at Year End ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Change in Fair Value from Prior Year End to Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value ($)	Total Equity Award Adjustments ($)
2024	17,038,864	(36,611,904)	—	(5,371,894)	—	—	(24,944,934)

Average Non-PEO NEOs
Year	Year End Fair Value of Equity Awards Granted in the Year and Unvested at Year End ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Change in Fair Value from Prior Year End to Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value ($)	Total Equity Award Adjustments ($)
2024	4,883,136	(210,556)	1,043,823	(582,376)	—	—	5,134,027
(3)    The non-PEO NEOs represent the following individuals for each of the fiscal years shown:

Year	Non-PEO NEOs
2024	Julia Brau Donnelly, Matthew Madrigal, Wanji Walcott, Malik Ducard, Sabrina Ellis
2023	Julia Brau Donnelly, Todd Morgenfeld, Malik Ducard, Sabrina Ellis, Wanji Walcott
2022	Todd Morgenfeld, Christine Flores, Naveen Gavini, Wanji Walcott
2021	Evan Sharp, Todd Morgenfeld, Christine Flores, Naveen Gavini
2020	Evan Sharp, Todd Morgenfeld, Christine Flores, Françoise Brougher
(4)The company and peer group total stockholder return ("TSR") assumed an initial investment of $100 on December 31, 2019. We have historically used the compensation peer group set forth in "—Compensation discussion and analysis—Competitive positioning" for purposes of this table. This year, we determined the Nasdaq CTA Internet Index (QNET Index) is more relevant because it is aligned with our peer group and also serves as the performance benchmark for some of our executive compensation. We have included both the 2024 compensation peer group and the QNET Index TSR for this transitional year, but will not include the compensation peer group in future years. For 2024, Etsy was added to the peer group and Lyft, Qualtrics International, Twitter and VMware were removed from the 2023 peer group using the same criteria we used to establish the compensation peer group above in "—Compensation discussion and analysis—Competitive positioning".

Year	Company TSR ($)	QNET Index ($)	Compensation Peer Group TSR ($)
2024	156	168	173
2023	199	130	142
2022	123	80	104
2021	173	154	180
2020	294	162	181
(5)The dollar amounts reported represent net income (loss) in our "Notes to consolidated financial statements" included in our annual report on Form 10-K for the applicable year.
(6)The dollar amounts reported represent revenue in our "Notes to consolidated financial statements" included in our annual report on Form 10-K for the applicable year.
Tabular list of performance measures
The following table sets forth the financial performance measures that we use to link compensation actually paid to our NEOs to the company's performance, as further described above in "Compensation discussion and analysis".

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Executive compensation

Most Important Financial Performance Measures
Revenue
Adjusted EBITDA(1)
Relative TSR
(1)Adjusted EBITDA is a non-GAAP financial measure. See Appendix A for more information.
Relationship between compensation actually paid and performance measures
The following charts set forth the relationship between CAP to our PEOs and the average CAP to our other NEOs to (i) the company’s cumulative TSR and peer group TSR, (ii) net income, and (iii) revenue, each over the five most recently completed fiscal years.
Compensation actually paid versus company TSR

Compensation Actually Paid (in thousands)
Company and Peer Group TSR
$200,000
$150,000
$100,000
$50,000
$0
($50,000)
$400
$300
$200
$100
$0
($100)
2020
2021
2022
2023
2024
81,739
49,261
294
162
173
154
(32,588)
(25,236)
153,878
123
80
(13,867)
(11,364)
74,250
199
130
13,760
168
156
(24,339)
5,973
Compensation Actually Paid to First PEO
Compensation Actually Paid to Second PEO
Average Compensation Actually Paid to Non-PEO NEOs
Company TSR
Peer Group TSR

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Executive compensation
Compensation actually paid versus company net income
Compensation actually paid versus company revenue

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Executive compensation
Equity compensation plan information
The following table provides information as of December 31, 2024, with respect to the shares of our common stock that may be issued under our 2009 Stock Plan and 2019 Omnibus Incentive Plan.

Plan Category	Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (#)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)		Securities Remaining Available for Future Issuance under Equity Compensation Plans (#)
Plans approved by security holders(1)	47,606,936	(2)	17.21	(3)	171,858,312	(4)
Plans not approved by security holders	—		—		—
(1)The 2019 Omnibus Incentive Plan provides that the number of shares reserved and available for issuance under the 2019 Omnibus Incentive Plan will automatically increase on each January 1, commencing on January 1, 2020 through and including January 1, 2029, in an amount equal to 5% of the total number of shares of Class A and Class B common stock outstanding on the immediately preceding December 31.
(2)Includes 1,836,602 shares of Class B common stock issuable upon exercise of outstanding options granted under our 2009 Stock Plan. Each share of our Class B common stock is convertible at any time at the option of the holder into one share of our Class A common stock. Each share of our Class B common stock will convert automatically into one share of our Class A common stock upon any transfer, whether or not for value, except certain transfers to entities, including certain charities and foundations, to the extent the transferor retains sole dispositive power and exclusive voting control with respect to the shares of Class B common stock, and certain other transfers described in our certificate of incorporation. Upon the death or permanent incapacity of each holder of Class B common stock who is a natural person, the Class B common stock held by that person or his or her permitted estate planning entities will convert automatically into Class A common stock. However, shares of Class B common stock held by Benjamin Silbermann or his permitted estate planning entities or other permitted transferees will not convert automatically into Class A common stock until a time that is between 90 and 540 days after his death or permanent incapacity, as determined by the board. In addition, all shares of Class B common stock will automatically convert into shares of Class A common stock on (i) April 23, 2026, the seven-year anniversary of our IPO, except with respect to shares of Class B common stock held by any holder that continues to beneficially own at least 50% of the number of shares of Class B common stock that such holder beneficially owned immediately prior to completion of our IPO; and (ii) a date that is between 90 and 540 days, as determined by the board, after the death or permanent incapacity of Mr. Silbermann. Includes 36,375,636 shares of Class A common stock issuable upon vesting of RSUs, 432,647 shares of Class A common stock issuable upon vesting of PSUs and 408,879 shares of Class A common stock issuable upon vesting of RSAs, each awarded under our 2019 Omnibus Incentive Plan, as well as 8,553,172 shares of Class A common stock issuable upon exercise of outstanding options granted under our 2019 Omnibus Incentive Plan.
(3)Excludes RSAs, RSUs and PSUs as they have no exercise price.
(4)Reflects shares available for future issuance under the 2019 Omnibus Incentive Plan (excluding shares underlying outstanding awards).

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Audit matters

Proposal 3 Ratification of selection of independent auditor

The audit committee has sole responsibility for the appointment, compensation and oversight of our independent registered public accounting firm. At the annual meeting, you are being asked to ratify the audit committee’s selection of Ernst & Young LLP (“EY”) to serve as our independent auditor for the year ending December 31, 2025. EY has served as our independent auditor since 2013. The audit committee believes that the continued retention of EY as our independent auditor is in the best interests of Pinterest and its stockholders. Representatives of EY are expected to be present at the annual meeting. They will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate stockholder questions.
The board, upon recommendation of the audit committee, is submitting the selection of EY to stockholders for ratification as a matter of good corporate governance. If stockholders do not ratify the selection of EY, the audit committee will review its future selection of our independent auditor in light of that result. Even if the selection is ratified, the audit committee may, in its discretion, appoint a new independent auditor at any time during the year if it determines that such a change would be in the best interests of the company and its stockholders.

The board recommends a vote FOR the ratification of Ernst & Young LLP

Principal accountant fees and services
The following table represents aggregate fees for EY services for the years ended December 31, 2024 and 2023 (in thousands):

	2024	2023
Audit fees(1)	5,742	4,847
Audit-related fees(2)	—	—
Tax fees(3)	1,126	861
All other fees(4)	1,389	—
Total fees	8,257	5,708
(1)Consist of fees for services rendered in connection with the annual audit of our consolidated financial statements and audit of internal control over financial reporting, reviews of our quarterly condensed consolidated financial statements, services provided in connection with statutory and regulatory filings, and consultations on accounting matters directly related to the audit.
(2)There were no audit-related fees for the years ended December 31, 2024 and 2023.
(3)Consist of fees for services rendered for tax compliance, tax advice and tax planning.
(4)Consist of fees for services rendered in connection with the Digital Services Act and business metrics.

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Pre-approval policies and procedures
It is the policy of the audit committee to pre-approve, typically near the beginning of each fiscal year, all audit and permissible non-audit services to be provided by the independent auditor during that fiscal year. The audit committee also may pre-approve particular services during the fiscal year on a case-by-case basis. The audit committee has delegated to the chair of the audit committee the authority to pre-approve such specific services on a case-by-case basis for which the aggregated estimated fees do not exceed $200,000. The audit committee or its chair, as applicable, considers whether the provision of any non-audit services is compatible with maintaining the independence of our independent auditor and solicits the input of management and the independent auditor on this issue. The audit committee pre-approved all of the services reported in the table above, pursuant to the policies and procedures described above, and the audit committee determined that all non-audit services provided to the company by EY were compatible with the maintenance of EY’s independence in the conduct of its auditing functions.
Audit committee report
The audit committee has reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2024. The audit committee has discussed with EY, our independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The audit committee has also received the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding the firm’s communications with the audit committee concerning independence and has discussed with EY the firm’s independence. Based on the foregoing, the audit committee has recommended to the board that the audited financial statements be included in our 2024 annual report on Form 10-K.
Members of the Audit Committee
Scott Schenkel (chair)
Fredric Reynolds
Salaam Coleman Smith
Marc Steinberg

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Proposal 4 Approval of amendment to amended and restated certificate of incorporation to provide for officer exculpation as permitted by Delaware law

Our board of directors has adopted and declared advisable an amendment to our amended and restated certificate of incorporation to provide for the elimination of monetary liability of certain officers of the company in certain limited circumstances (the "amendment") as permitted by the General Corporation Law of the State of Delaware ("DGCL"). The amendment also provides that if the DGCL is further amended to eliminate or limit the liability of officers, the liability of such officers will be limited or eliminated to the fullest extent permitted by law, as so amended. In addition, while the amendment also includes conforming changes to the existing exculpation provision related to directors of the company set forth in Article IX of our amended and restated certificate of incorporation, the current exculpation protections available to the directors remain unchanged as a result of the amendment. Specifically, the amendment would amend the first paragraph of Article IX as follows:
ARTICLE IX
To the fullest extent authorized by the DGCL, as it presently exists or may hereafter be amended or modified from time to, no director or officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable. If the DGCL is amended hereafter to authorize the further elimination or limitation of the liability of directors or officers, as applicable, then the liability of a director or officer of the Corporation, as applicable, shall be eliminated or limited to the fullest extent authorized by the DGCL, as so amended.

Pursuant to and consistent with Section 102(b)(7) of the DGCL, our current amended and restated certificate of incorporation already eliminates the monetary liability of directors to the fullest extent permitted by Delaware law, but does not provide for exculpation of officers. Effective August 1, 2022, Section 102(b)(7) of the DGCL (Section 102(b)(7)) was amended to permit companies to include in their certificates of incorporation limitations of monetary liability for certain officers. Consistent with Section 102(b)(7), the amendment would only permit exculpation of certain officers for breaches of the fiduciary duty of care for direct claims brought by stockholders. This means that our board and stockholders may still bring claims on behalf of the company for a breach of the fiduciary duty of care against officers. Like the provision limiting the liability of directors, the amendment does not permit the elimination of liability of officers for any breach of the duty of loyalty to the company or its stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or any transaction from which the officer derived an improper personal benefit. The amendment also does not permit the limitation of liability of officers in any derivative action. The officers who would be covered by the amendment include any officer who, during the course of conduct alleged to be wrongful, (i) is or was the company's president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer, or chief accounting officer; (ii) is or was identified in the company's public filings with the Securities and Exchange Commission as a named executive officer; or (iii) has, by written agreement with the company, consented to being identified as an officer for purposes of service of process in Delaware. A complete copy of our current amended and restated certificate of incorporation is available as an exhibit to our 2024 annual report on Form 10-K.
Our board believes that the amendment would mitigate the risk of personal financial ruin as a result of an unintentional misstep, would reduce the company’s litigation costs and also would not negatively impact stockholder rights. In the absence of such protection, such individuals might be deterred from serving as officers due to exposure to personal liability and the risk of incurring substantial expense in defending lawsuits, regardless of merit. The nature of their role often requires officers to make decisions on crucial matters and frequently in response to time-sensitive opportunities and

60	Pinterest 2025 Proxy Statement

challenges, which can create substantial risk of lawsuits seeking to impose liability with the benefit of hindsight and regardless of merit. Therefore, we believe that this exculpation will help attract and retain talented officers.
Our board also believes that the amendment potentially would reduce unnecessary litigation costs and indemnification costs for the company associated with frivolous lawsuits.
In addition, the board believes the amendment better aligns the protections available to the company's officers with those currently available to the company's directors, which would empower officers to exercise their business judgment in furtherance of stockholder interests without the potential for distraction posed by the risk of personal liability. We believe that given the narrow class and types of claims for which officers would be exculpated, the amendment strikes an appropriate balance between our stockholders' interest in accountability and their interest in the company being able to manage litigation costs and continue to attract and retain top executive talent.
The board has determined that it is in the best interests of the company and our stockholders to adopt the amendment. The amendment will become effective upon the company's filing of the Certificate of Amendment setting forth the amendment with the Delaware Secretary of State, which is anticipated to occur promptly following the date of the annual meeting if this Proposal Four is adopted by our stockholders.

The board recommends a vote FOR the amendment to the amended and restated certificate of incorporation to provide for officer exculpation as permitted by Delaware law

Pinterest 2025 Proxy Statement	61

Security ownership of certain beneficial owners and management
The following table sets forth certain information regarding the beneficial ownership of our Class A common stock and Class B common stock as of the record date, by: (i) each director and nominee for director; (ii) each NEO; (iii) all current executive officers and directors as a group; and (iv) each person or group known by us to be the beneficial owner of more than 5% of our Class A common stock or Class B common stock. We have determined beneficial ownership in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote (or direct the voting) or to dispose (or direct the disposition) of such securities or has the right to acquire these powers within 60 days. Unless otherwise indicated, and subject to community property laws where applicable, based on the information available to us, the company believes that each of the stockholders named in the table has sole voting and investment power over the reported shares. Unless otherwise indicated, the address for each stockholder is c/o Pinterest at the company’s address set forth on page 65 of this Proxy Statement.
Applicable percentages are based on _____________ shares of Class A common stock and _____________ shares of Class B common stock outstanding as of the record date, adjusted as required by SEC rules. We have deemed shares of our Class A common stock and of our Class B common stock subject to stock options that are currently exercisable or exercisable within 60 days of the record date, to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person only. We have deemed shares of our Class A common stock and of our Class B common stock subject to RSUs that are expected to become vested within 60 days of the record date, to be outstanding and to be beneficially owned by the person holding the RSUs for the purpose of computing the percentage ownership of that person only.
The Class B common stock is convertible at any time by the holder into shares of Class A common stock on a share-for-share basis, such that each holder of Class B common stock beneficially owns an equivalent number of shares of Class A common stock. Percentage of total voting power represents voting power with respect to all shares of our Class A common stock and Class B common stock, voting together as a single class, with each share of our Class A common stock entitled to one vote per share and each share of our Class B common stock entitled to 20 votes per share. The holders of our Class A common stock and Class B common stock vote together as a single class on all matters submitted to a vote of our stockholders, except as may be otherwise required by law or our certificate of incorporation.

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Security ownership of certain beneficial owners and management
The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.

	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner	Shares	% of Class	Shares	% of Class	% of Total Voting Power
Named Executive Officers and Directors
Benjamin Silbermann(1)	6,274		38,828,270
Bill Ready(2)	6,423,575	*	—	—	*
Chip Bergh(3)	9,886	*	—	—	—
Julia Brau Donnelly	—	—	—	—	—
Malik Ducard	348,492	*	—	—	*
Sabrina Ellis(4)	419,162	*	—	—	*
Wanji Walcott	126,901	*	—	—	*
Leslie Kilgore(5)	70,484	*	6,838	*	*
Jeremy Levine(6)	1,156,693	*	—	—	—
Matthew Madrigal(7)	149,161	*	—	—	—
Gokul Rajaram(8)	31,893	*	—	—	*
Fredric Reynolds(6)	96,809	*	100,000	*	*
Scott Schenkel(6)	11,459	*	—	—	—
Salaam Coleman Smith(6)	40,483	*	—	—	*
Marc Steinberg(6)	27,756	*	—	—	*
Andrea Wishom(6)	45,172	*	—	—	*
All directors and executive officers as a group(9)	8,964,200		38,935,108
Other 5% Stockholders
Paul Sciarra(10)	—	—	32,885,827
Blackrock, Inc.(11)	37,990,504		—	—
The Vanguard Group(12)	60,147,395		—	—

*    Represents beneficial ownership or voting power of less than one percent
(1)Includes (i) 6,274 shares of Class A common stock issuable in connection with RSUs that will vest within 60 days of March 26, 2025 and (ii) 37,653,555 shares of Class B common stock held by Benjamin W. Silbermann and Divya Silbermann, as trustees of the Benjamin and Divya Silbermann Family Trust (the “Trust”). Mr. and Ms. Silbermann have sole voting and dispositive power over the shares held by the Trust and may therefore be deemed to beneficially own such shares. Does not include 9,193,780 shares of Class B common stock held by an LLC that is owned by a trust, the beneficiaries of which include certain of Mr. Silbermann’s immediate family members. Mr. Silbermann does not have dispositive power or voting power over the shares held by the LLC and, as a result, he is deemed not to be a beneficial owner of the shares held by the LLC and such shares are not included in the table.
(2)Includes (i) 5,345,731 shares of Class A common stock issuable upon exercise of outstanding stock options and (ii) 534,573 shares of Class A common stock issuable upon exercise of outstanding stock options that will vest within 60 days of March 26, 2025.
(3)Includes 9,399 shares of Class A common stock issuable in connection with RSUs that will vest within 60 days of March 26, 2025.
(4)Shares of Class A common stock held as of October 1, 2024, her last date of employment.
(5)Includes (i) 36,786 shares of Class A common stock held by the JLK Family Legacy Trust, of which Ms. Kilgore is a trustee and (ii) 6,274 shares of Class A common stock issuable in connection with RSUs that will vest within 60 days of March 26, 2025.
(6)Includes 6,274 shares of Class A common stock issuable in connection with RSUs that will vest within 60 days of March 26, 2025.
(7)Includes 54,165 shares of Class A common stock issuable in connection with RSUs that will vest within 60 days of March 26, 2025.
(8)Includes (i) 3,957 shares of Class A common stock held by Gokul Rajaram & Tamara Lucero-Rajaram Trustees Rajaram Family Revocable Trust, of which Mr. Rajaram is a Trustee and (ii) 6,274 shares of Class A common stock issuable in connection with RSUs that will vest within 60 days of March 26, 2025.
(9)Includes of (i) 5,345,731 shares of Class A common stock issuable upon exercise of outstanding stock options; (ii) 534,573 shares of Class A common stock issuable to our NEOs and directors upon the exercise of outstanding stock options that will vest within 60 days

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Security ownership of certain beneficial owners and management of March 26, 2025; and (iii) 120,030 shares of Class A common stock issuable in connection with RSUs that will vest within 60 days of March 26, 2025.
(10)Based on information provided to us by Paul Sciarra, includes (i) 25,070,351 shares of Class B Common Stock of the Issuer held by the Sciarra Management Trust, of which Paul Cahill Sciarra is trustee and, in his capacity as trustee, has voting, investment and dispositive power over the shares held by the trust; and (ii) 7,815,476 shares of Class B Common Stock held by the PCS Remainder LLC, a limited liability company the sole member of which is PCS Remainder Trust. Mr. Sciarra, in his capacity as the protector of the PCS Remainder Trust, has the authority to remove and replace the trustee of this trust and as such may be deemed to have voting, investment and dispositive power over the shares held by this trust through the LLC. The address for U.S. Trust Company of Delaware, as agent for Sciarra Management Trust is 2951 Centerville Road, Suite 200, Wilmington, DE 19808. The address for the PCS Remainder LLC is the Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.
(11)Based on the Schedule 13G/A filed with the SEC by Blackrock, Inc. on February 3, 2025 reporting ownership of 37,990,504 shares of Class A common stock as of December 31, 2024, with sole voting power with respect to 32,998,807 shares and sole dispositive power with respect to 37,990,504 shares. The address of Blackrock, Inc. is 50 Hudson Yards, New York, New York, 10001
(12)Based on the Schedule 13G/A filed with the SEC by The Vanguard Group on December 6, 2024 reporting ownership of 60,147,395 shares of Class A common stock as of November 29, 2024 with shared voting power with respect to 464,571 shares, sole dispositive power with respect to 58,650,278 shares and shared dispositive power with respect to 1,497,117 shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.
Delinquent section 16(a) reports
Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of such securities. To our knowledge, based solely on a review of such reports filed with the SEC and written representations that no other reports were required during 2024, we believe that all required reports were timely filed, except that due to administrative errors the following reports were filed late: (i) a Form 3 to report Mr. Madrigal's initial holdings upon being designated as an executive officer, (ii) a Form 3/A to add shares owned by Mr. Bergh prior to joining our board and (iii) a Form 4 to report a grant of RSUs to Mr. Silbermann.

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Related party transactions
Policies and procedures
Pursuant to our written related party transaction policy, the audit committee has the primary responsibility for reviewing and approving (or, if advance approval is not feasible, ratifying) related party transactions. A related party includes our directors, executive officers, beneficial owners of more than 5% of our voting securities, or any member of the immediate family or person sharing the household with the foregoing persons. A related party transaction is a current or proposed transaction, arrangement or relationship in which our company was, is or will be a participant and the amount involved exceeds or is expected to exceed $120,000 in any fiscal year and in which any related party has, had or will have a direct or indirect material interest.
The audit committee, while reviewing a related party transaction for approval or ratification, will consider various factors, including the benefit of the transaction to us, the terms of the transaction and whether it is at arm’s-length and in the ordinary course of our business, the direct or indirect nature of the related person’s interest in the transaction, the size and expected term of the transaction, and other facts and circumstances that bear on the materiality of the related party transaction. If advance approval of a related party transaction is not feasible, the chair of the audit committee may approve the transaction and such transaction may be ratified by the audit committee in accordance with our written policy.
Related party transactions
Since January 1, 2024, we have not entered into any transactions, nor are there any currently proposed transactions, between us and a related party where the amount involved exceeds, or would exceed, $120,000, and in which any related person had or will have a direct or indirect material interest, other than as described below.
In 2024, the company paid approximately $200,000 of legal fees for Benjamin Silbermann's spouse in connection with litigation settled in November 2024 relating to allegations concerning the early development of Pinterest.
In addition, from time to time, we do business with other companies, including advertisers, affiliated with certain holders of our capital stock. We also believe that all such arrangements have been entered into in the ordinary course of business and have been conducted on an arm’s-length basis.
Stockholder proposals for the 2026 annual meeting of stockholders
Proposals and director nominations to be included in our proxy statement
Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our Proxy Statement and for consideration at our 2026 annual meeting of stockholders ("2026 annual meeting"). To be eligible, your proposal must be received by our Corporate Secretary at the company’s address: 651 Brannan Street, San Francisco, California 94107, no later than the close of business (6:00 p.m. Pacific Time) on December 10, 2025, and must otherwise comply with Rule 14a-8. While the board will consider stockholder proposals that we receive, we reserve the right to omit from our Proxy Statement stockholder proposals that do not satisfy applicable SEC rules.
In addition, our bylaws permit stockholders (either individually or in a group of up to 20 stockholders) that have owned 3% or more of Pinterest’s outstanding shares continuously for at least three years to submit director nominees (the greater of two directors or up to 20% of our board) for inclusion in our proxy materials. To be considered for inclusion in our Proxy Statement and for consideration at our 2026 annual meeting, your director nomination must be received by our Corporate Secretary at the company’s address (see above) no later than the close of business (6:00 p.m. Pacific Time) on December 10, 2025, and no earlier than the close of business on November 10, 2025, assuming that the 2026 annual meeting of stockholders occurs within 30 days before or after the anniversary of the 2025 annual meeting. In order to utilize these proxy access provisions, a stockholder or group of stockholders must also satisfy the additional eligibility,

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procedural, and disclosure requirements set forth in our bylaws. The submission of proxy access nomination does not guarantee its inclusion in our Proxy Statement, and we reserve the right to omit from our Proxy Statement any proxy access nomination that does not satisfy the applicable requirements.
Other proposals and director nominations to be presented at the 2026 annual meeting
Under our bylaws, in order to nominate a director or bring any other business before the stockholders at the 2026 annual meeting that will not be included in our Proxy Statement pursuant to Rule 14a-8 under the Exchange Act or the proxy access provisions of our bylaws, you must comply with the procedures and timing specifically described in the separate advance notice provisions of our bylaws (which includes information required under Rule 14a-19). Assuming that the 2026 annual meeting occurs within 30 days before or after the anniversary of the 2025 annual meeting, stockholders desiring to nominate a director or bring any other business before the stockholders at the 2026 annual meeting other than pursuant to Rule 14a-8 or our bylaws’ proxy access provisions must notify our Corporate Secretary in writing not earlier than the close of business on January 22, 2026, and not later than the close of business on February 21, 2026. Such notice must set forth certain information specified in our bylaws. Failure to comply with these and other applicable requirements may result in a nomination or proposal of other business being disregarded pursuant to our bylaws.
All stockholder proposals and nominations should be in writing and be submitted to the Corporate Secretary at the company’s address (see above) of this Proxy Statement. We advise you to review our bylaws, which set forth the requirements for the nomination of director candidates and the presentation of proposals by stockholders. Our bylaws can be found on our website at https://investor.pinterestinc.com/governance/governance-documents, or you may obtain a copy free of charge by contacting the Corporate Secretary at the company’s address on page 65 of this Proxy Statement.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.
Voting and annual meeting information
Meeting information
Why have these proxy materials been made available to me?
These materials are available in connection with the board’s solicitation of proxies to be voted at the annual meeting. The annual meeting is being held to elect four Class III directors to hold office until the 2028 annual meeting (Proposal 1), approve, in a non-binding advisory vote, the compensation of our named executive officers (Proposal 2), ratify the selection of Ernst & Young as our independent auditor for 2025 (Proposal 3), and approve an amendment to our Amended and Restated Certificate of Incorporation to provide for officer exculpation as permitted by Delaware law (Proposal 4). All stockholders who held shares of our common stock as of the close of business on the record date, March 26, 2025, are entitled to attend the annual meeting and to vote on the items of business outlined above. Whether or not you choose to attend the annual meeting, we urge you to vote your shares as soon as possible so that your shares are represented at the annual meeting.
This Proxy Statement is furnished in connection with the solicitation of your proxy by our board to vote at the annual meeting, including at any adjournments or postponements of the annual meeting. This Proxy Statement contains information to be voted on at the annual meeting and certain other information required by SEC rules. In accordance with SEC rules, we are making our proxy materials available at www.proxyvote.com with an option to request a printed set be mailed to you. We expect to begin mailing a notice of internet availability of proxy materials on or about April __, 2025, to all stockholders of record entitled to vote at the annual meeting. This notice contains instructions for viewing the proxy materials and voting online and requesting a printed set of proxy materials.
How can I attend the meeting?
The annual meeting will be held exclusively online at www.virtualshareholdermeeting.com/PINS2025 on Thursday, May 22, 2025, at 8:00 a.m. Pacific Time. We invite all Pinterest stockholders as of the record date to attend the annual meeting. Through the virtual annual meeting format, you will be able to participate in the annual meeting online, vote your shares

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electronically and submit questions. We encourage you to access the annual meeting prior to the start time, and you should allow ample time to log in to the annual meeting webcast and test your computer audio system.
Stockholders of record as of the record date are entitled to participate in the annual meeting. To log in to the annual meeting, stockholders of record should go to the meeting website, enter the 16-digit control number included on your notice of internet availability of proxy materials or proxy card, and follow the instructions on the website.
If your shares are held in street name and your voting instruction form or notice of internet availability of proxy materials indicates that you may vote those shares through www.proxyvote.com, then you may access and participate in the annual meeting with the 16-digit access code indicated on that voting instruction form or notice of internet availability of proxy materials. Otherwise, stockholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least 5 days before the annual meeting) and obtain a “legal proxy” in order to be able to attend and participate in the annual meeting.
Why a virtual meeting?
We have adopted a virtual format to provide a consistent experience to all stockholders regardless of location, expand stockholder access to the annual meeting, achieve cost savings for stockholders and Pinterest, and reduce the environmental impact of the annual meeting. Hosting a virtual annual meeting enables increased stockholder attendance and participation since stockholders can participate from any geographic location with internet connectivity. We have structured the virtual format so that it offers the same participation opportunities that would be provided at an in-person annual meeting. In particular:
•You can submit questions in advance of and during the annual meeting. Our question and answer session will include questions submitted both in advance of and live during the annual meeting. If you are a stockholder of record, or hold shares in street name and your voting instruction form or notice of internet availability of proxy materials indicates you may vote through www.proxyvote.com, you may submit a question in advance of the annual meeting at www.proxyvote.com or during the annual meeting at www.virtualshareholdermeeting. com/PINS2025, in each case by logging in with your 16-digit control number. We plan to answer as many questions during the annual meeting as time permits. Information regarding the types of questions permitted will be available in the meeting rules of conduct, which will be posted on the virtual meeting website during the meeting.
•Tech support will be available to facilitate your access to the annual meeting. We encourage you to access the annual meeting before it begins. Online check-in will start shortly before the annual meeting on May 22, 2025. We will have technicians available to assist you. If you have difficulty accessing the annual meeting please follow the instructions at the annual meeting website to connect with a technician via phone.
Following the annual meeting, for a period of one year, we will make available a replay of the entire annual meeting on our investor relations website https://investor.pinterestinc.com.
What constitutes a quorum?
A quorum of stockholders is necessary to transact business at the annual meeting. A quorum exists if the holders of at least a majority of the voting power of the issued and outstanding shares entitled to vote are represented at the annual meeting, either by attending and voting at the annual meeting or by proxy. Abstentions and broker non-votes, if any, will be counted in determining if there is a quorum. If there is no quorum, either the chairperson of the annual meeting or the holders of a majority of the voting power of the shares represented at the annual meeting may adjourn the annual meeting to another date.
Voting information
Who is eligible to vote?
Only stockholders of record at the close of business on the record date are entitled to vote at the annual meeting. As of the record date, there were ___________ shares of Class A common stock and ___________ shares of Class B common stock outstanding and entitled to vote.

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How many votes per share do I have?
Our Class A common stock has one vote per share and our Class B common stock has twenty votes per share. Our Class A common stock and Class B common stock will vote together as a single class on all matters to be voted upon at the annual meeting.
How can I vote?
Your voting options depend on how you hold your shares. You may vote as follows if you are a stockholder of record as of the record date or if you hold your shares in street name and your voting instruction form or notice of internet availability of proxy materials indicates that you may vote these shares through www.proxyvote.com:
•At the annual meeting, by following the log in procedures described above and completing the online form during the annual meeting.
•Before the annual meeting, online, by going to www.proxyvote.com and following the prompts.
Otherwise, stockholders who hold their shares in street name should follow the voting instructions received from their broker, bank or other agent. If you received a paper copy of the proxy materials, you may also vote by mail (by completing, signing and dating the enclosed proxy card or voting instruction card and returning it promptly in the envelope provided) or over the phone.
You can vote over the phone or online until 11:59 p.m. Eastern Time on the day before the annual meeting. If you vote by mail, your proxy or voting instruction card, as applicable, must be received by the day before the annual meeting. You may still attend and vote at the annual meeting even if you have already voted by proxy.
How can I change my vote?
You can revoke your proxy at any time before the final vote at the annual meeting. You can also change your vote by attending and voting at the annual meeting. Please note that simply attending the annual meeting will not, by itself, revoke your proxy. In addition:
•If you are the beneficial owner, you can also change your vote or revoke your voting instruction by following the instructions provided by the broker, bank or other agent through which your shares are held.
•If you are the stockholder of record, you can also change your vote or revoke your proxy by submitting a new proxy card that bears a later date, by submitting new proxy instructions over the phone or online or by sending a timely written notice that you are revoking your proxy to the Corporate Secretary at the company’s address (see page 65 of this Proxy Statement). Such notice will be considered timely if it is received by the day before the annual meeting.
Who will count the votes?
Votes will be tabulated by Broadridge Financial Solutions, Inc. (“Broadridge”), and the board has appointed Broadridge to serve as our independent inspector of election.
What if I am a record holder and I do not submit voting instructions?
If you complete and submit your proxy, the persons named as proxies will vote your shares in accordance with your instructions. If you submit a proxy but do not complete the voting instructions, the persons named as proxies will vote your shares in accordance with the board’s recommendations below. If you do not submit a proxy or vote at the annual meeting, your shares will not be voted.
What if I am a street-name holder and I do not submit voting instructions?
You may instruct your broker, bank or other agent on how to vote your shares by following the instructions they provided with the proxy materials. If you do not do so, your broker, bank or other agent may in some cases vote the shares in their discretion, but they are not permitted to vote on certain proposals and may elect not to vote on any of the proposals. Whether a broker, bank or other nominee has discretion to vote the shares on uninstructed matters is subject to NYSE rules and a final determination by NYSE. If you do not provide voting instructions and the broker, bank or other agent elects to vote your shares on some but not all matters, it will result in a “broker non-vote” for the matters on which the broker does not vote. Therefore, you are encouraged to return your voting instructions so that your shares are voted at the annual meeting.

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What vote is necessary to approve each proposal and what are the board’s recommendations?
The following table sets forth the voting requirements for each proposal being voted on at the annual meeting and the board’s recommendations.

Effect of
Proposal		Board Recommendation	Required Vote	Withholding / Abstentions	Broker Non-Votes

1	Election of directors	“FOR” each nominee	Plurality of votes cast (nominees that receive the most FOR votes will be elected)[1]	No effect	Not counted as a vote cast and so no effect

2	Non-binding advisory vote on the compensation of our named executive officers	“FOR”	Majority of the voting power of the shares represented at the meeting and entitled to vote on the matter	Same as a vote AGAINST	Not counted as entitled to vote and so no effect

3	Ratification of selection of Ernst & Young	“FOR”	Majority of the voting power of the shares represented at the meeting and entitled to vote on the matter	Same as a vote AGAINST	Not counted as entitled to vote and so no effect

4	Approval of an amendment to our Amended and Restated Certificate of Incorporation	“FOR”	Two-thirds of the voting power of the outstanding shares entitled to vote on the matter	Same as a vote AGAINST	Same as a vote AGAINST
1 In accordance with our director resignation policy, any incumbent director nominee who receives a greater number of “withhold/abstention” votes than “for” votes is expected to tender their resignation for consideration by the Board.

Each nominee has consented to be a candidate and to serve if elected. Although the board has no reason to believe that any nominee will be unavailable to serve as a director, if such an event should occur, the board may designate a substitute nominee or reduce the size of the board. If the board designates a substitute nominee, proxies will be voted for such substitute nominee(s).
What if other business comes before the annual meeting?
We do not expect any other business to properly come before the annual meeting; however, if any other business should properly come before the annual meeting, the persons named as proxies will vote your shares on such matters in accordance with their best judgment.
How can I find out the voting results?
We will announce the preliminary voting results at the annual meeting. Final voting results will be published on a Form 8-K that we expect to file with the SEC within four business days after the annual meeting.
Proxy material information
Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a paper copy of the full set of proxy materials?
In accordance with SEC rules, and in order to expedite our stockholders’ receipt of proxy materials, lower Pinterest’s costs and reduce the environmental impact of the annual meeting, we are making our proxy materials available to stockholders primarily over the internet. As a result, we are mailing a notice of the internet availability of the proxy materials to our stockholders instead of a paper copy of the full set of proxy materials. As explained in the notice, you can view our proxy materials and vote online by visiting www.proxyvote.com and having available the 16-digit control number contained in

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your notice. If you received a notice, you will not receive a printed copy of the proxy materials unless you request one by following the instructions provided in the notice.
Who pays the cost of the proxy solicitation?
We will pay for the costs of soliciting proxies, including the preparation, assembly, printing and mailing of the proxy materials. In addition, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication, without additional compensation. We may also reimburse brokers, banks, fiduciaries, custodians and other institutions for their costs in forwarding the proxy materials to the street-name holders of our common stock.
What if I receive multiple notices or proxy or voting instruction cards?
If you received more than one notice of internet availability or proxy or voting instruction card, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the notices, cards or forms to ensure that all of your shares are voted.
How can I sign up to receive future proxy materials by e-mail?
We encourage stockholders to take advantage of electronic delivery to help reduce the cost and environmental impact of the annual meeting. To sign up for electronic delivery, please visit www.proxyvote.com. Also, if you are a beneficial owner, you may sign up for electronic delivery by contacting your bank, broker or other agent through which you hold your shares. Once you sign up, you will not receive a printed copy of the proxy materials unless you request them.
What is householding?
SEC rules permit us, with your permission, to send a single set of proxy materials, including the notice of internet availability, Proxy Statement and annual report, to any household at which two or more stockholders reside if we believe they are members of the same family. This rule is called “householding” and its purpose is to help reduce printing and mailing costs of proxy materials. To date, we have not instituted this procedure, but may do so in the future. A number of brokerage firms have instituted householding. If you and members of your household have multiple accounts holding shares of our common stock, you may have received a householding notification from your broker. Please contact your broker directly if you have questions, require additional copies of the proxy materials or wish to revoke your decision to household or if you are receiving multiple copies of the proxy materials but wish to receive a single copy in the future. These options are available to you at any time. If you receive a single set of proxy materials as a result of householding by your broker and you would like to receive separate copies of the notice of internet availability, Proxy Statement or annual report, you may also submit a request to our Corporate Secretary by mail at the company’s address (see page 65 of this Proxy Statement) or by phone at (415) 762-7100, and we will promptly send you the requested materials.
How can I get a paper copy of Pinterest’s annual report?
A copy of our 2024 annual report on Form 10-K is available without charge upon written request to the Corporate Secretary at the company’s address (see page 65 of this Proxy Statement).

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Appendix A - Information regarding Non-GAAP financial measure
This Proxy Statement contains a non-GAAP measure of financial performance, Adjusted EBITDA.
To supplement our consolidated financial statements presented in accordance with GAAP, we consider Adjusted EBITDA, a financial measure which is not based on any standardized methodology prescribed by GAAP.
We use Adjusted EBITDA to evaluate our operating results and for financial and operational decision-making purposes. We define Adjusted EBITDA as net income (loss) adjusted to exclude depreciation and amortization expense, share-based compensation expense, payroll tax expense related to share-based compensation, interest income (expense), net, other income (expense), net, provision for (benefit from) income taxes and certain other non-recurring or non-cash items impacting net income (loss) that we do not consider indicative of our ongoing business performance. We believe Adjusted EBITDA helps identify underlying trends in our business that could otherwise be masked by the effect of the income and expenses that it excludes.
We believe Adjusted EBITDA provides useful information about our operating results, enhances the overall understanding of our past performance and future prospects, and allows for greater transparency with respect to key metrics we use for financial and operational decision-making. We present Adjusted EBITDA to assist investors in seeing our operating results through the eyes of management and because we believe that this measure provides an additional tool for investors to use in comparing our core business operating results over multiple periods with other companies in our industry.
Adjusted EBITDA should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA rather than net income (loss), the nearest GAAP equivalent. For example,
•Adjusted EBITDA excludes:
•certain recurring, non-cash charges such as depreciation of fixed assets and amortization of acquired intangible assets, although these assets may have to be replaced in the future; and
•share-based compensation expense and related payroll tax expense, which has been, and will continue to be for the foreseeable future, a significant recurring expense and an important part of our compensation strategy.
Because of these limitations, you should consider Adjusted EBITDA alongside other financial performance measures, and our other financial results presented in accordance with GAAP. The following table presents a reconciliation of net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted EBITDA (in thousands):

	Year Ended December 31,
	2024	2023	2022
Net income (loss)	$1,862,106	$(35,610)	$(96,047)
Depreciation and amortization	21,266	21,509	46,489
Share-based compensation	765,795	647,860	497,123
Payroll tax expense related to share-based compensation(1)	30,787	24,131	19,488
Interest (income) expense, net	(127,003)	(105,439)	(30,235)
Other (income) expense, net	19,215	(3,799)	14,502
Provision for (benefit from) income taxes (2)	(1,574,501)	19,170	10,103
Legal settlement(3)	34,650	—	—
Restructuring charges	—	126,882	—
Non-cash charitable contributions	—	12,890	—
Adjusted EBITDA	$1,032,315	$707,594	$461,423

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(1)Beginning in the fourth quarter of 2024, we are excluding payroll tax expense related to share-based compensation from Adjusted EBITDA because these taxes are variable due to our stock price and other factors outside our control and therefore are not reflective of our ongoing business operations or the underlying trends in our business. Accordingly, although payroll tax expense related to share-based compensation is a cash expense that we will continue to incur in the future, we believe excluding this expense provides investors with a better understanding of the performance of our core business and serves as a tool for investors to use in comparing our core business operating results over multiple periods with other companies in our industry. Prior period amounts have been restated to conform to this presentation.
(2)Provision for (benefit from) income taxes includes $1,597.0 million related to the release of our valuation allowance on our U.S. federal and state, excluding California, deferred tax assets during the fourth quarter of 2024. Refer to Note 10 to our consolidated financial statements for further information.
(3)On November 1, 2024, we reached a settlement to resolve litigation relating to allegations concerning the early development of Pinterest. We recorded legal settlement expense of $34.7 million, net of insurance proceeds, for the year ended December 31, 2024, which we have excluded from Adjusted EBITDA because it is non-recurring and not reflective of our ongoing business operations or the underlying trends in our business.

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Headquarters
651 Brannan Street
San Francisco, California 94107
(415) 762-7100
Investor Relations Website
investor.pinterestinc.com

PINTEREST, INC.
651 BRANNAN STREET
SAN FRANCISCO, CA 94107

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 21, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/PINS2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 21, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V67433-P25004 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

PINTEREST, INC.

The Board of Directors recommends you vote "FOR" each nominee in Proposal 1 and "FOR" Proposals 2, 3 and 4:

1. Elect the following Class III nominees for director to hold office until the 2028 annual meeting and until their successors have been duly elected and qualified, or until their office is otherwise vacated:

Nominees:	**For**	**Against**	**Abstain**
1a. Leslie Kilgore	☐	☐	☐
1b. Bill Ready	☐	☐	☐
1c. Benjamin Silbermann	☐	☐	☐
1d. Salaam Coleman Smith	☐	☐	☐

NOTE: In their discretion, the proxyholders will vote on such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V67434-P25004

PINTEREST, INC.
Annual Meeting of Stockholders
May 22, 2025 8:00 AM, PDT
This proxy is solicited by the Board of Directors

The stockholder hereby appoints Bill Ready, Wanji Walcott and Julia Brau Donnelly, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of PINTEREST, INC. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM, PDT on May 22, 2025, virtually at www.virtualshareholdermeeting.com/PINS2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein and in accordance with the discretion of the proxies as to any other matters that are properly presented. If properly executed, but no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side